Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-191)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aspen Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ASPEN TECHNOLOGY, INC.
200 Wheeler Road
Burlington, Massachusetts 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 15, 2010

Dear Stockholder:

        We invite you to attend our annual meeting of stockholders, which is being held as follows:

Date:	Thursday, April 15, 2010
Time:	10 a.m. EDT
Location:	Cooley Godward Kronish LLP 14th Floor 500 Boylston Street Boston, Massachusetts

        At the annual meeting, we will ask you and our other stockholders:

  1.
  To elect the Board's nominees, Mark E. Fusco and Gary E. Haroian, to the board of directors to hold office until the 2012 Annual Meeting of Stockholders; and

  2.
  To approve the Aspen Technology, Inc. 2010 Equity Incentive Plan.

        Stockholders also will be asked to consider any other business properly presented at the annual meeting.

        Only stockholders of record at the close of business on March 5, 2010 are entitled to vote at the annual meeting. The annual meeting may be adjourned from time to time without notice at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on April 15, 2010 at the Offices of
Cooley Godward Kronish LLP, 14th Floor, 500 Boylston Street, Boston, Massachusetts:

The proxy statement, form of proxy card and 2009 Annual Report to Stockholders are available at www.aspentech.com, as well as at www.proxyvote.com.

        Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. We have enclosed for your convenience a return envelope, which is postage prepaid if mailed in the United States. Even if you vote by proxy, you may still vote in person if you attend the annual meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from the record holder.

        We currently expect that our 2010 Annual Meeting of Stockholders will be held in December 2010.

                      By Order of the Board of Directors,

                      Frederic G. Hammond
                       Secretary

Burlington, Massachusetts
March 15, 2010

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

        We currently expect that our 2010 Annual Meeting of the Stockholders will be held in December 2010.

        Our fiscal year ends on June 30, and references to a specific fiscal year are the twelve months ended June 30 of such year (for example, "fiscal 2009" refers to the fiscal year ended June 30, 2009).

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive this proxy statement?

        We have sent you this proxy statement and the enclosed proxy card because the board of directors is soliciting your proxy to vote at our annual meeting of stockholders, which we refer to in this proxy statement as the annual meeting, or any adjournment or postponement of the annual meeting. The annual meeting will be held at 10 a.m. EDT on Thursday, April 15, 2010 at the offices of Cooley Godward Kronish LLP, 14th Floor, 500 Boylston Street, Boston, Massachusetts.

  •
  THIS PROXY STATEMENT summarizes information about the proposals to be considered at the annual meeting and other information you may find useful in determining how to vote.

  •
  THE PROXY CARD is the means by which you authorize designated persons to vote your shares in accordance with your instructions.

        We mailed this proxy statement and the enclosed proxy card to stockholders for the first time on or about March 15, 2010. In the mailing, we included copies of our 2009 Annual Report to Stockholders.

        In addition, you may request to receive future proxy materials in printed form by mail or electronically. Your election to receive future proxy materials by mail or electronically will remain in effect until you terminate such election.

How can I access the proxy materials over the Internet?

        You may view and also download our proxy materials for the annual meeting, including the Notice of Internet Availability, the proxy statement, the form of proxy card and our Annual Report to Stockholders, on our website at www.aspentech.com as well as at www.proxyvote.com. Our website and its contents is not incorporated into this proxy statement.

How do I attend the annual meeting?

        The meeting will be held on Thursday, April 15, 2010 at 10:00 a.m. EDT at the offices of Cooley Godward Kronish, LLP, 14th Floor, 500 Boylston Street, Boston, Massachusetts. Directions to the meeting location are available at the website of Cooley Godward Kronish, LLP at http://www.cooley.com/offices. Cooley's website and the information contained therein is not incorporated into this proxy statement. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on March 5, 2010 will be entitled to vote at the annual meeting. On this record date, there were 91,950,936 shares of common stock outstanding and entitled to vote.

  Stockholder of Record; Shares Registered in Your Name

        If on March 5, 2010 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Co., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on March 15, 2010 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are two matters scheduled for a vote: the election of two Class I directors nominated by the board of directors to three-year terms, and approval of the Aspen Technology, Inc. 2010 Equity Incentive Plan.

What if another matter is properly brought before the meeting?

        The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. You may either vote "For" or "Against" the proposal to approve the Aspen Technology, Inc. 2010 Equity Incentive Plan. The procedures for voting are fairly simple.

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone from a location in the United States, Canada or Puerto Rico, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. EDT on April 14, 2010 to be counted.

  •
  To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. EDT on April 14, 2010 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

        We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware, however, that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter, you have one vote for each share of common stock you own as of March 5, 2010.

What if I return a proxy card or otherwise vote but do not make specific choices?

        If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted "For" the election of the two Class I director nominees nominated by the board of directors and "For" the approval of the Aspen Technology, Inc. 2010 Equity Incentive Plan. If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice of Internet Availability?

        If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may grant a subsequent proxy by telephone or through the Internet.

  •
  You may send a timely written notice that you are revoking your proxy to our Secretary at Aspen Technology, Inc., 200 Wheeler Road, Burlington, Massachusetts 01803.

  •
  You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

  •
  Your most current proxy card or telephone or Internet proxy is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count:

        With respect to Proposal 1, "For" and "Withhold" votes with respect to the election of Class I directors nominated by our board of directors. Abstentions and broker non-votes will have no effect and will not be counted towards the vote total for the election of directors.

        With respect to Proposal 2, the adoption of the Aspen Technology, Inc. 2010 Equity Incentive Plan, "For" and "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for this proposal.

What are "broker non-votes"?

        Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. "Non-routine" matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers or stockholder proposals.

How many votes are needed to approve the proposals?

        For Proposal 1 relating to the election of two Class I directors nominated by our board of directors, the two nominees receiving the most "For" votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes "For" or "Withheld" will affect the outcome.

        For Proposal 2 relating to the approval of Aspen Technology, Inc. 2010 Equity Incentive Plan, the affirmative "For" votes of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the annual meeting is required for approval. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of common stock as of the record date are present at the annual meeting in person or represented by proxy. On the record date, there were 91,950,936 shares outstanding and entitled to vote. Thus, the holders of 45,975,469 shares must be present in person or represented by proxy at the annual meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the annual meeting to another date.

When are stockholder proposals due for next year's annual meeting?

        Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2010 Annual Meeting of Stockholders, which we currently intend to hold in December 2010, must be received by our Secretary at our principal executive offices at 200 Wheeler Road, Burlington, Massachusetts 01803, not less than sixty days nor more than ninety days prior to next year's annual meeting; provided, however, that in the evetn that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first, or any other period of time permitted by Rule 14a-8. If a stockholder wishes to bring a matter before the stockholders at the 2010 Annual Meeting but does not notify us in a timely manner, for all proxies we receive, the proxy holders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the stockholder's proposal. You are also advised to review the Company's Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

        If a stockholder wishes to present a proposal before the 2010 Annual Meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card in accordance with Rule 14a-8, the stockholder must also give written notice to our Secretary at the address noted above. Our Secretary must receive the notice not less than sixty days nor more than ninety days prior to next year's annual meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Form 8-K filed within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

        The proxy statement and 2009 Annual Report to Stockholders are available at www.aspentech.com, as well as at www.proxyvote.com.

PROPOSALS

  1.    Election of Class I Directors

        The first proposal on the agenda for the annual meeting is the election of Mark E. Fusco and Gary E. Haroian as Class I directors, each of whom would serve a three-year term beginning at the annual meeting and ending at our 2012 Annual Meeting of Stockholders.

        Our by-laws provide that the board of directors is to be divided into three classes, with the classes serving for staggered three-year terms. In addition, our by-laws specify that the board has the authority to fix the number of directors. The number of directors currently is fixed at seven. The three director classes currently are as follows:

  •
  the Class I directors are Mark E. Fusco and Gary E. Haroian, and their terms will end at the annual meeting;

  •
  the Class II directors are Donald P. Casey, Stephen M. Jennings and Michael Pehl, and their terms will end at our 2010 Annual Meeting of Stockholders; and

  •
  the Class III directors are Joan C. McArdle and David M. McKenna, and their terms will end at our 2011 Annual Meeting of Stockholders.

        Vacancies on the board may be filled only by persons elected by a majority of the remaining directors. A director elected by the board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified, or his or her earlier resignation, death or removal.

        Each of the nominees for election at the annual meeting is currently a director who was previously elected by the stockholders. If elected at the annual meeting, each of the nominees will serve until the 2012 Annual Meeting and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. If either of the nominees is unable or unwilling to serve, proxies will be voted for such substitute nominee or nominees as the board may determine. We are not aware of any reason that any nominee will be unable or unwilling to serve.

        At the annual meeting, stockholders will be asked to consider the re-election of Messrs. Fusco and Haroian as Class I directors. A brief biography of each of the director nominees, as of March 5, 2010, follows. You will find information about their stock holdings on page 46.

Mark E. Fusco President and Chief Executive Officer	Mr. Fusco has served as our President and Chief Executive Officer since January 2005 and as one of our directors since 2003. He served as president and chief operating officer of Ajilon Consulting, an information technology consulting firm, from May 2002 to January 2005, and as executive vice president of Ajilon Consulting from 1999 to 2002. He was a co-founder of Software Quality Partners, an information technology consulting firm specializing in software quality assurance and testing that was acquired by Ajilon Consulting in 1999, and served as president of Software Quality Partners from 1994 to 1999. From 1994 to 1999, he also served as president of Analysis and Computer Systems, Inc., a producer of simulation and test equipment for digital communications in the defense industry. Mr. Fusco was a professional ice hockey player for the Hartford Whalers of the National Hockey League, and was a member of the 1984 U.S. Olympic ice hockey team. He holds a B.A. in Economics from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Fusco is 48 years old.
Gary E. Haroian
Mr. Haroian has served as one of our directors since 2003. Since 2002, Mr. Haroian has been a consultant to emerging technology companies. From 2000 to 2002, Mr. Haroian served in various positions, including as chief financial officer, chief operating officer and chief executive officer, at Bowstreet, Inc., a provider of software application tools. From 1997 to 2000, Mr. Haroian served as senior vice president of finance and administration and chief financial officer of Concord Communications, Inc., a network management software company. From 1983 to 1996, Mr. Haroian served in various positions, including chief financial officer, president, chief operating officer and chief executive officer, at Stratus Computer, Inc., a provider of continuous availability solutions. He serves as a director of A123 Systems, a company that designs, develops, manufactures and sells advanced, rechargeable lithium-ion batteries and battery systems; Embarcadero Technologies, Inc., a provider of data lifecycle management solutions; Lightbridge, Inc., a provider of transaction and payment processing services; Network Engines, Inc., a provider of server appliance software solutions; and Phase Forward Incorporated, a provider of clinical trials and drug safety software. He is a Certified Public Accountant and holds a B.S. in Economics and Accounting from the University of Massachusetts Amherst. Mr. Haroian is 58 years old.

        Neither of the director nominees is related by blood, marriage or adoption to any of our other directors, director nominees or executive officers, and neither is party to an arrangement or understanding with any person pursuant to which the nominee is to be selected or nominated for election as a director.

        Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected.

  The board recommends that you vote FOR the election of each named nominee.

  2.    Adoption of Aspen Technology, Inc. 2010 Equity Incentive Plan

        The second proposal on the agenda for the annual meeting is the adoption of the Aspen Technology, Inc. 2010 Equity Incentive Plan, which we refer to below as the 2010 Plan.

        The board of directors approved the 2010 Plan on March 5, 2010, subject to approval by the stockholders. The board believes the 2010 Plan is important to our success in enhancing our ability to attract and retain talented people and inspire them to build long-term value for our stockholders. See "Executive Compensation—Compensation Discussion and Analysis" below for more information regarding our compensation strategy.

        In this proposal, stockholders are requested to approve the 2010 Plan. The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to approve the 2010 Plan. The board of directors recommends that stockholders vote FOR the approval of the Aspen Technology, Inc. 2010 Equity Incentive Plan.

Description of the 2010 Plan

        The material features of the 2010 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2010 Plan. Stockholders are urged to read the actual text of the 2010 Plan in its entirety. The 2010 Plan is appended to this proxy statement as Appendix A.

Shares Available for Awards

        If this proposal is approved, a total of 7,000,000 shares of common stock will be reserved for issuance under the 2010 Plan. If any award granted under the 2010 Plan is settled in cash or expires or otherwise terminates without all of the shares covered by the award having been issued, that settlement, expiration or termination will not reduce or otherwise offset the number of shares of common stock that are available for issuance under the Plan. In addition, if shares issued pursuant to a stock award granted under the 2010 Plan are forfeited back to or repurchased by us prior to becoming fully vested, withheld to satisfy income or employment withholding taxes or are used to pay the exercise price of an option, those shares will also again become available for issuance under the Plan. Shares issued under the 2010 Plan may be previously unissued shares or reacquired shares bought by us on the open market. As of the date hereof, no awards have been granted and no shares of common stock have been issued under the 2010 Plan.

        Appropriate adjustments will be made to the share reserve, to the other numerical limits described in the 2010 Plan (such as the limit on the number of shares that may be issued as incentive stock options and the limit on the number of shares that may be awarded to any one person in any fiscal year for purposes of Section 162(m) of the Internal Revenue Code of 1986, or the Code) and to outstanding awards in the event of any change in common stock without receipt of consideration by us through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction.

Awards and Eligibility

        Under the 2010 Plan, we may grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-related awards, and performance awards that may be settled in cash, stock, or other property.

        All of our approximately 1,300 employees (including our officers), as well as our directors and consultants, are eligible to participate in the 2010 Plan. Incentive stock options may be granted only to our employees (including officers) and employees of our affiliates. Our employees, consultants and directors and the employees and consultants of our affiliates are eligible to receive all other types of awards under the 2010 Plan.

        No person may be granted stock awards covering more than 3,500,000 shares of common stock under our 2010 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards the value of which is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted a performance stock award covering more than 3,500,000 shares or a performance cash award having a maximum value in excess of $3,000,000 in any calendar year. These limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Code.

Administration

        The 2010 Plan is administered by the board of directors, which may in turn delegate authority to administer the plan to a committee of the board. The board has delegated administration of the 2010 Plan to the compensation committee. In addition, the board may also delegate to one or more of our officers the authority to (a) designate employees (other than other officers) to be recipients of stock awards, and (b) determine the number of shares of common stock to be subject to those stock awards. Subject to the terms of the 2010 Plan, the board or the duly authorized committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of a stock award's exercisability and vesting and the fair market value applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

Repricing

        The 2010 Plan expressly provides that, without the approval of the stockholders within the preceding 12 months, we will not have the authority to reduce the exercise price of any outstanding stock options and stock appreciation rights or to cancel any outstanding stock options and stock appreciation rights that have an exercise price or strike price greater than the then current fair market value of the common stock in exchange for cash or other stock awards to be granted under the 2010 Plan or any of our other equity compensation plans.

Stock Options

        Incentive and nonstatutory stock options will be granted pursuant to stock option agreements. Generally, the exercise price for an option cannot be less than the fair market value of the common stock subject to the option on the date of grant. Options granted under the 2010 Plan will vest at the rate specified in the option agreement.

        In general, the term of stock options granted under the 2010 Plan may not exceed ten years. Unless the terms of an optionee's stock option agreement provides otherwise, if an optionee's service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionee may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws. If an optionee's service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionee dies within a certain period following cessation of service, the optionee or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In no event may an option be exercised beyond the expiration of its term.

        Acceptable forms of consideration for the purchase of common stock issued under the 2010 Plan may include cash, payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, common stock previously owned by the optionholder, payment through a net exercise feature, or other approved forms of legal consideration.

        Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order. To the extent permitted under the terms of the applicable stock option agreement, however, an optionholder may designate a beneficiary who may exercise the option following the optionholder's death.

Tax Limitations on Incentive Stock Options

        The aggregate fair market value, determined at the time of grant, of shares of common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are generally treated as nonstatutory stock options. In addition, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2010 Plan is 7,000,000 shares. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

  •
  the option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

  •
  the term of any incentive stock option award must not exceed 5 years from the date of grant.

Restricted Stock Awards

        Restricted stock awards will be granted pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, the recipient's services performed for us or an affiliate of ours or other form of legal consideration. Shares of common stock acquired under a restricted stock award may be subject to forfeiture in accordance with the vesting schedule determined at the time of grant. Rights to acquire shares of common stock under a restricted stock award may be transferred only upon the terms and conditions as are set forth in the restricted stock award agreement.

Restricted Stock Unit Awards

        Restricted stock unit awards will be granted pursuant to restricted stock unit award agreements. Restricted stock unit awards will generally be settled by delivery of shares of common stock, by cash, or by a combination of cash and stock. Dividend equivalents may be credited in respect of shares of common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule determined at grant. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Stock Appreciation Rights

        Stock appreciation rights will be granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of common stock on the date of exercise over the strike price, multiplied by (b) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2010 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

        The plan administrator determines the term of stock appreciation rights granted under the 2010 Plan, up to a maximum of ten years. Unless the terms of a participant's stock appreciation right agreement provides otherwise, if a participant's service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant's service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

        The 2010 Plan provides for the grant of performance stock awards and performance cash awards. Performance awards may vest or be exercised based upon the attainment during a specified period of specified performance goals. The length of any performance period, the performance goals to be achieved, and the measure of whether and to what degree those performance goals have been attained generally will be determined by the compensation committee. Performance goals generally will be established not later than 90 days into a performance period. As soon as administratively practicable following the end of the performance period, the compensation committee will certify in writing whether the performance goals have been satisfied. The maximum performance award that may be granted to any individual in a calendar year is 3,500,000 shares of common stock and $3,000,000 in cash.

        Performance goals under the 2010 Plan may be based on one or more of the following performance criteria: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average equity; return on sales, assets, equity, investment or capital employed; stock price; margin (including gross margin); pre-tax or after-tax income; operating income; net operating profit after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; implementation or completion of projects or processes; customer satisfaction; stockholders' equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income, operating income or earnings; billings; regulatory compliance; improvement of financial ratings; achievement of balance sheet or income statement objectives; or to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the board of directors.

        The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise in the award agreement at the time the award is granted or anyother document setting forth the performance goals at the time the goals are established, we will make appropriate adjustments in the method of calculating the attainment of performance goals to: (a) exclude restructuring and/or other nonrecurring charges; (b) exclude exchange rate effects, as applicable, for non-U.S. dollar denominated goals; (c) exclude the effects of changes to generally accepted accounting principles; (d)exclude the effects of any statutory adjustments to corporate tax rates; (e) exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (f) exclude the dilutive effects of acquisitions or joint ventures; (g) assume that any business divested by the companyachieved performance objectives at targeted levels during the balance of a performance period following the divestiture; (h) exclude the effect of any change in the outstanding shares of common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (i) to exclude the effects of stock based compensation and/or the award of bonuses under our bonus plans; and (j) exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards

        Other forms of stock awards valued in whole or in part with reference to common stock may be granted either alone or in addition to other stock awards under the 2010 Plan. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule determined at grant.

Reorganization Event

        A Reorganization Event under the 2010 Plan means the consummation of (a) our merger or consolidation with or into another entity as a result of which all of the common stock is converted into or exchanged for the right to receive cash, securities or other property; (b) any exchange of all of the common stock for cash, securities or other property pursuant to a share exchange transaction; or (c) our liquidation or dissolution.

        Upon the occurrence of a Reorganization Event, or our execution of any agreement with respect to a Reorganization Event, the board of directors will provide that all outstanding options will be assumed, or equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). If the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, the options, the board will, upon written notice to the participants, provide that, subject to the consummation of the Reorganization Event, all then unexercised options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of the Reorganization Event; provided that in the event of a Reorganization Event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share of common stock surrendered pursuant to the Reorganization Event (referred to as the Acquisition Price), then the board instead may provide that all outstanding options will terminate upon consummation of the Reorganization Event and that each participant will receive, subject to the consummation of the Reorganization Event, in exchange therefor, a cash payment equal to the amount, if any, by which (a) the Acquisition Price multiplied by the number of shares of common stock subject to the outstanding options (whether or not then exercisable), exceeds (b) the aggregate exercise price of the options.

        Upon the occurrence of a Reorganization Event that is not a Change in Control Event (as defined below), our repurchase and other rights under each outstanding stock award other than an option shall inure to the benefit of our successor and shall apply to the cash, securities or other property that the common stock was converted into or exchanged for pursuant to the Reorganization Event in the same manner and to the same extent as they applied to the common stock subject to the stock award.

Change in Control Event

        A "Change in Control Event" under the 2010 Plan means: (a) the acquisition by an individual, entity or group of beneficial ownership of any of our capital stock if, after the acquisition, that individual, entity or group person beneficially owns 50% or more of either the then-outstanding shares of common stock or the combined voting power of our then-outstanding securities entitled to vote generally in the election of directors, provided that certain acquisitions will not constitute a Change in Control Event, as explained further in the 2010 Plan; (b) such time as the Continuing Directors (as defined in the 2010 Plan) do not constitute a majority of the board of directors (or, if applicable, the board of directors of a successor corporation; (c) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving us or a sale or other disposition of all or substantially all of our assets, unless certain conditions are met, as described in more detail in the 2010 Plan; or (d) our liquidation or dissolution.

        Upon the occurrence of a Reorganization Event that also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any option or any other agreement we enter into with a participant, any assumed or substituted options will become immediately exercisable in full if, following the consummation of the transaction but on or prior to the first anniversary of the date of the consummation of the Reorganization Event, the participant's employment by us or the acquiring or succeeding corporation is terminated for Good Reason (as defined below) by the participant or is terminated without Cause (as defined below) by us or the acquiring or succeeding corporation.

        Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any option or any other agreement we enter into with a participant, each option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the participant's employment by us or the acquiring or succeeding corporation is terminated for Good Reason by the participant or is terminated without Cause by us or the acquiring or succeeding corporation.

        Upon the occurrence of a Change in Control Event (regardless of whether that event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any stock award other than an option or any other agreement we enter into witha participant, each stock award will immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the participant's employment by us or the acquiring or succeeding corporation is terminated for Good Reason by the participant or is terminated without Cause by us or the acquiring or succeeding corporation.

        The 2010 Plan defines Good Reason as any significant diminution in the participant's title, authority, or responsibilities from and after the Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the participant from and after the Reorganization Event or Change in Control Event, as the case may be.

        The 2010 Plan defines Cause as any (a) willful failure by the participant, which failure is not cured within thirty days of our written notice to the participant, to perform his or her material responsibilities to us, or (b) willful misconduct by the participant that affects our business reputation.

Plan Amendments and Termination

        We may amend or terminate the 2010 Plan at any time, although no amendment or termination of the plan may adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2010 Plan as required by applicable law. The 2010 Plan is set to expire on March 4, 2020.

U.S. Federal Income Tax Consequences

        The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each 2010 Plan participant should consult his or her tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2010 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

        Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. Generally, the optionholder's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder's capital gain holding period for those shares will begin on that date. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

        The 2010 Plan provides for the grant of stock options that qualify as incentive stock options, as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionholder holds a share received on the exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

        If, however, an optionholder disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionholder's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

        We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.

Restricted Stock Awards

        Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Service, within thirty days after his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for the shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

        Generally, stock appreciation rights are subject to similar tax rule as nonstatutory stock options. This means that, generally, no taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received, less any strike price paid for the shares, is recognized as ordinary income to the participant in the year of exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. We will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Restricted Stock Units

        Generally, no taxable income is recognized upon receipt of a restricted stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. Generally, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued.

Section 162 Limitations

        Compensation of persons who are our "covered employees" (as defined in the Code) is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from the limitations of Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for that compensation. The 2010 Plan is intended to enable us to grant awards that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if, among other requirements, (a) those awards are approved by a compensation committee composed solely of "outside directors" (as defined in the Code), (b) the plan contains a per-employee limitation on the number of shares for which the awards may be granted during a specified period, (c) the per-employee limitation is approved by the stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, restricted stock units, performance awards and other stock-based awards will qualify as performance-based compensation, if, among other requirements, (1) the award is approved by a compensation committee composed solely of "outside directors," (2) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (3) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (4) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award, including the class of employees eligible for the award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal.

Equity Compensation Plan Information

        The following table provides information about the securities authorized for issuance under our equity compensation plans as of June 30, 2009. The information in column C has been corrected from that presented in the equity compensation plan information in our Annual Report on Form 10-K for the period ended June 30, 2009.

	(A)	(B)	(C)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	8,357,895	$7.16	3,625,309
Equity compensation plans not approved by security holders	—	—	—

Total	8,357,895	$7.16	3,625,309

        Equity compensation plans approved by security holders consist of our 2001 stock option plan and our 2005 stock incentive plan.

        The securities remaining available for future issuance under equity compensation plans approved by our security holders as of June 30, 2009 consisted of:

  •
  305,923 shares of common stock issuable under our 2001 stock option plan; and

  •
  3,319,386 shares of common stock issuable under our 2005 stock incentive plan.

        On November 9, 2009, the board granted annual equity awards to employees under the two plans, leaving 310,381 shares of common stock issuable under our 2001 plan and 895,896 shares of common stock issuable under our 2005 stock incentive plan.

        Each of the options issuable under the 2001 stock option plan has a term of ten years. Options issuable under the 2005 stock incentive plan have a maximum term of seven years.

  3.    Other Matters

        The board of directors is not aware of any matter to be presented for action at the annual meeting other than the proposals described above. The board does not intend to bring any other matters before the annual meeting.

EXECUTIVE OFFICERS

        A brief biography of each of our executive officers, as of March 5, 2010, follows:

Mark E. Fusco President and Chief Executive Officer	Mr. Fusco has served as our President and Chief Executive Officer since January 2005. For biographical information about Mr. Fusco, please see "Proposals—Election of Class I Directors."
Antonio J. Pietri Executive Vice President, Field Operations
Mr. Pietri has served as our Executive Vice President, Field Operations since July 2007. He served as our Senior Vice President and Managing Director for the APAC Region from 2002 to June 2007 and held various other positions with our company from 1996 until 2002. From 1992 to 1996, he was at Setpoint Systems, Inc., which we acquired, and before that he worked at ABB Simcon and AECTRA Refining and Marketing, Inc. He holds a B.S. in Chemical Engineering from the University of Tulsa and an M.B.A. from the University of Houston. Mr. Pietri is 44 years old.
Frederic G. Hammond Senior Vice President, General Counsel and Secretary
Mr. Hammond has served as our Senior Vice President, General Counsel and Secretary since July 2005. From February to June 2005, he was a partner at the law firm of Hinckley, Allen & Snyder LLP in Boston, Massachusetts. From 1999 through August 2004, he served as vice president, business affairs and general counsel of Gomez Advisors, Inc., a performance management and benchmarking technology services firm. From 1992 to 1999, he served as general counsel of Avid Technology, Inc., a provider of digital media creation, management and distribution solutions. Prior to 1992, he was an attorney with the law firm of Ropes & Gray LLP in Boston, Massachusetts. He holds a B.A. from Yale College and a J.D. from Boston College Law School. Mr. Hammond is 50 years old.

Manolis E. Kotzabasakis Senior Vice President, Sales and Strategy	Mr. Kotzabasakis has served as our Senior Vice President, Sales and Strategy since July 2007. He served as our Senior Vice President, Worldwide Sales and Business Development from January 2005 to June 2007, Senior Vice President, Marketing and Strategy from July 2004 to December 2004, Senior Vice President, Engineering Business Unit from September 2002 to June 2004, Vice President of Aspen Engineering Suite of Products, Research and Development from 1998 to 2002 and Director of Advanced Process Design Group from 1997 to 1998. He holds a B.Sc. in Chemical Engineering from the National Technical University of Athens and an M.Sc. and Ph.D. in Chemical Engineering from the University of Manchester Institute of Science and Technology. Mr. Kotzabasakis is 50 years old.
Mark P. Sullivan Senior Vice President and Chief Financial Officer
Mr. Sullivan has served as our Senior Vice President and Chief Financial Officer since July 1, 2009. He served as a financial consultant to our company from March 2009 through June 2009. From 1994 to December 2008, he served in various financial executive positions at Fidelity Investments (FMR LLC), a diversified financial services company. From 1987 to 1993, he served as chief operating officer and principal finance and accounting officer at Wester beke Corporation, a manufacturer of generators, diesel propulsion engines and other power solutions for commercial and recreational marine applications. During 1987, he served as consulting manager in the Business Investigatory Services group of Coopers & Lybrand Company, a public accounting and professional services firm which merged with Price Waterhouse in 1998 to form PricewaterhouseCoopers LLP. From 1980 to 1987, he held a number of financial leadership roles with Analog Devices, Inc., a manufacturer of analog, mixed-signal and digital signal processing integrated circuits used in industrial, communication, computer and consumer applications. He holds a B.A. from Middlebury College and an M.S. in Management from the Massachusetts Institute of Technology. Mr. Sullivan is 53 years old.

Blair F. Wheeler Senior Vice President, Marketing	Mr. Wheeler has served as our Senior Vice President, Marketing since February 2005. From 2000 to January 2005, he served as vice president, marketing of Relicore, Inc., a provider of enterprise information technology infrastructure management software that he co-founded. From 1998 to 2000, he served as vice president, business development for Webline Communications Corp. ,an Internet communications infrastructure and applications company that was acquired by Cisco Systems, Inc. in 1999. From 1993 to 1998, he was head of product marketing and business development for the broadcast products division of Avid Technology, Inc., a provider of digital media creation, management and distribution solutions. He was also previously a management consultant with The Boston Consulting Group and a geologist for Amoco Production Company International. He holds a B.S. in Geology and Geophysics from Yale College and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Wheeler is 52 years old.

        None of the executive officers is related by blood, marriage or adoption to any of our other directors, director nominees or executive officers

EXECUTIVE COMPENSATION

Executive Compensation Tables

  Summary Compensation Table for Fiscal 2009

        The following table summarizes information regarding compensation earned during the last three fiscal years by the named executive officers, who consist of Mark Fusco, Chief Executive Officer; Bradley T. Miller, who stepped down from his position as our Chief Financial Officer in February 2009; and our three other most highly compensated executive officers in fiscal 2009. Mark P. Sullivan was named our Senior Vice President and Chief Financial Officer effective July 1, 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Mark E. Fusco	2009	$500,000	$350,000	$113,085	$1,110,087	$—	$5,811	$2,078,983
President and Chief	2008	500,000	—	236,520	1,460,695	420,000	3,305	2,620,520
Executive Officer	2007	450,000	11,250	414,508	1,380,267	838,750	2,250	3,097,025
Bradley T. Miller	2009	226,154	131,250	28,451	444,716	—	42,256	872,827
Senior Vice President and	2008	300,000	—	173,750	—	151,813	4,332	629,895
Chief Financial Officer	2007	215,769	—	140,933	113,444	209,668	2,922	682,736
Antonio J. Pietri	2009	300,000	192,500	11,308	57,762	—	259,050	820,620
Executive Vice President,	2008	275,000	—	23,652	141,864	275,000	302,281	1,017,797
Field Operations
Manolis E. Kotzabasakis	2009	265,000	—	13,570	62,594	130,964	7,452	479,580
Senior Vice President,	2008	250,000	—	28,382	192,100	224,990	24,370	719,842
Sales and Strategy	2007	250,000	—	49,741	410,157	239,015	3,885	952,798
Frederic G. Hammond	2009	275,000	70,000	13,570	127,500	—	5,937	492,007
Senior Vice President,	2008	250,000	—	28,382	246,904	140,000	2,808	668,094
General Counsel, and Secretary

(1)
The amount shown for Mr. Fusco in fiscal 2007 represents a discretionary bonus earned by Mr. Fusco in fiscal 2007 but paid to him in July 2007. Amounts shown exclude performance-based incentive payments, which are included in "Non-Equity Incentive Plan Compensation."

(2)
The amounts shown represent compensation expense recognized for financial statement purposes under Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" (SFAS No. 123R), with respect to restricted stock units and stock options granted to the named executive officers. Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date. For a description of the assumptions relating to our valuations of the restricted stock units and stock options, see Note 8 to the Consolidated Financial Statements filed with our Form 10-K for the fiscal year ended June 30, 2009.

(3)
Amounts shown consist of awards based on performance under our Executive Annual Incentive Bonus Plan and Operations Executives Plan. For additional information regarding these awards, see "Compensation Discussion and Analysis—Annual Cash Bonus." The amounts earned in fiscal 2009, 2008 and 2007 were paid on September 30, 2009, September 15, 2008 and July 31, 2007, respectively.

(4)
For named executive officers, amounts shown include matching contributions under our 401(k) deferred savings retirement plan. The amount shown for Mr. Pietri in fiscal 2008 includes payments related to his former expatriate assignment as Senior Vice President of Regional Sales and Services in Shanghai, China prior to relocation to Burlington, Massachusetts in July 2007, consisting of: (a) $81,885 for reimbursement of his relocation and housing expenses in connection with his move from Shanghai to Burlington; (b) $1,500 for expatriate executive transition and hardship assistance payments; (c) $146,022 in related Chinese tax payments; (d) $44,260 for applicable federal, state and medical tax gross-ups; (e) $23,549 in tax equalization payments for expatriate benefits; (f) $786 for foreign goods and services adjustments; and (g) $4,279 in matching contributions under our 401(k) deferred savings retirement plan.

  Grants of Plan-Based Awards

        The following table sets forth information regarding incentive compensation we granted to our named executive officers during fiscal 2009.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL 2009

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Threshold ($)	Target ($)	Maximum ($)
Mark E. Fusco	$245,000	$700,000	$1,067,500
Bradley T. Miller	61,250	175,000	266,875
Antonio J. Pietri	96,250	275,000	419,375
Manolis E. Kotzabasakis	26,000	260,000	370,500
Frederic G. Hammond	49,000	140,000	213,500

(1)
Consists of performance-based cash incentive bonus awards under the Executive Annual Incentive Bonus Plan and Operations Executives Plan. Actual amounts of awards are set forth in the summary compensation table above.

        Each of the named executive officers other than Mr. Kotzabasakis participated in our Executive Annual Incentive Bonus Plan, or the Executive Plan, in fiscal 2009. Amounts payable under the Executive Plan were based in part on meeting corporate operating income targets. The corporate operating income component was weighted at 60% to 70% of the overall bonus for fiscal 2009, and measured the extent to which we achieved a corporate operating income target amount. For fiscal 2009, the Executive Plan included a minimum operating income threshold of 80% of the target amount, which had to be met in order for any bonus to be paid under the Executive Plan, and a maximum operating income threshold, above which no additional bonus would be earned. Amounts payable under the Executive Plan corresponded to the applicable executive's base salary, with those with broader scope typically being compensated at a higher level. The annual corporate operating income target was contained in the business plan adopted by the board of directors. Bonuses attributable to the corporate operating income component were paid annually.

        Amounts payable under the Executive Plan were also based in part on whether an individual met specific performance goals. Individual objectives were weighted at 30% to 40% for fiscal 2009, and measured the extent to which an individual achieved performance objectives established specifically for that executive officer. The performance objectives were necessarily tied to the particular functional responsibilities of the individual, and his/her performance in fulfilling those responsibilities.

        Mr. Kotzabasakis participated in the Operations Executives Plan, or Operations Plan, in fiscal 2009. Amounts payable under the Operations Plan were based in part on meeting corporate operating income targets. The corporate operating income component was weighted at 20% of the overall bonus for fiscal 2009, and measured the extent to which we achieved a corporate operating income target amount. For fiscal 2009, the plan included both a minimum operating income threshold of 80% of the target amount, which was required to be met in order for any bonus to be paid under the Operations Plan, and a maximum operating income threshold, above which no additional bonus would be earned.

        Individual objectives were weighted at 5% for fiscal 2009, and measured the extent to which an individual achieved performance objectives established specifically for that executive officer. Payments based on this component were capped at the executive officers' respective target bonus amounts. The performance objectives were necessarily tied to the particular functional responsibilities of the individual and his/her performance in fulfilling those responsibilities.

        The regional performance component was weighted at 75% of the overall bonus for fiscal 2009, and measured the extent to which we achieved performance objectives for the region(s) for which the executive was responsible. Bonuses attributable to the regional performance component were paid as quarterly commissions based on quarterly regional or consolidated financial results.

        In addition to the Executive Plan and the Operations Plan, on September 9, 2009, the compensation committee approved funding a discretionary bonus pool for employees who did not participate in a commission-based incentive plan. Awards from the bonus pool were paid in cash based on individual performance during fiscal 2009. The awards included payments to Messrs. Fusco, Pietri and Hammond.

        We became delinquent in our SEC filings in fiscal 2008 because of certain accounting errors we had identified. Our failure to timely file reports under the Exchange Act resulted in lack of an effective registration statement, so we suspended option grants until we became current.

  Outstanding Equity Awards at June 30, 2009

        The following table sets forth information as to unexercised options held at the end of such fiscal year, by the named executive officers. The named executive officers did not exercise any options during fiscal 2009.

  Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information as to unexercised options held at the end of such fiscal year, by the named executive officers. The named executive officers did not exercise any options during fiscal 2009.

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underylying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date(3)	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Mark E. Fusco	—	—	—	11/15/2013	31,250	$266,563
	24,000	—	$8.12	12/6/2013
	17,452	—	5.73	3/19/2015	—	—
	82,548	—	5.73	3/19/2015	—	—
	69,808	—	5.73	3/19/2015	—	—
	930,192	—	5.73	3/19/2015	—	—
	328,125	21,875	5.27	9/13/2015	—	—
	140,625	9,375	5.27	9/13/2015	—	—
	137,500	52,862	10.42	11/14/2016	—	—
	—	9,638	10.42	11/14/2016	—	—
Bradley T. Miller	30,808	—	10.42	Note (6)	—	—
	31,692	—	10.42	Note (6)	—	—
Antonio J. Pietri	4,000	—	8.50	8/30/2009	—	—
	6,000	—	14.05	4/9/2011	—	—
	5,188	—	3.25	8/15/2013	—	—
	—	—	—	11/15/2013	3,125	26,656
	18,213	—	6.57	10/13/2014	—	—
	3,781	—	6.57	10/13/2014	—	—
	13,558	3,125	5.27	9/13/2015	—	—
	14,567	—	5.27	9/13/2015	—	—
	11,250	110	10.42	11/14/2016	—	—
	2,500	6,140	10.42	11/14/2016	—	—

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underylying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date(3)	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Manolis E. Kotzabasakis	7,500	—	$15.44	Note (6)	—	—
	2,873	—	8.50	8/30/2009	—	—
	2,981	—	30.75	10/17/2010	—	—
	4,519	—	30.75	10/17/2010	—	—
	9,998	—	14.05	4/9/2011	—	—
	2	—	14.05	4/9/2011	—	—
	7,674	—	2.98	8/16/2012	—	—
	545	—	2.98	8/16/2012	—	—
	4,326	—	2.98	8/16/2012	—	—
	2	—	2.98	8/16/2012	—	—
	25,000	—	2.50	12/20/2012	—	—
	33,739	—	2.75	8/15/2013	—	—
	12,311	—	2.85	8/15/2013	—	—
	23,863	—	2.85	8/15/2013	—	—
	55,400	—	2.85	8/15/2013	—	—
	28,761	—	2.75	8/15/2013	—	—
	79,537	—	2.85	8/15/2013	—	—
	32,963	—	2.85	8/15/2013	—	—
	1,137	—	2.85	8/15/2013	—	—
	30,777	—	2.75	8/15/2013	—	—
	—	—	—	11/15/2013	3,750	$31,988
	26,250	—	6.57	10/13/2014	—	—
	11,250	—	6.57	10/13/2014	—	—
	14,964	5,000	5.27	9/13/2015	—	—
	50,036	—	5.27	9/13/2015	—	—
	14,460	3,000	10.42	11/14/2016	—	—
	2,040	4,500	10.42	11/14/2016	—	—
Frederic G. Hammond	—	—	—	11/15/2013	3,750	31,988
	12,779	—	5.27	9/13/2015	—	—
	17,913	—	5.27	9/13/2015	—	—
	87,221	—	5.27	9/13/2015	—	—
	75,837	6,250	5.27	9/13/2015	—	—
	16,359	3,000	10.42	11/14/2016	—	—
	141	4,500	10.42	11/14/2016	—	—

(1)
Each option that had not fully vested as of June 30, 2009 becomes exercisable, subject to the optionee's continued employment with us, over a four-year period in equal quarterly installments, with the exception of the option grant to Mr. Fusco on March 21, 2005 for 1,100,000 shares, of which 500,000 vested immediately and 600,000 vested over a four-year period in equal quarterly installments.

(2)
Each option has an exercise price equal to the fair market value of our common stock at the time of grant.

(3)
The expiration date of each option occurs ten years after the grant of such option.

(4)
Each restricted stock unit becomes exercisable subject to the holder's continued employment with us as to 25% on achievement of specified performance goals and the balance in twelve equal quarterly installments thereafter.

(5)
The closing price of our common stock on The Pink OTC Markets, Inc. on June 30, 2009, was $8.53.

(6)
In connection with our failure to timely file reports under the Exchange Act and consequent lack of an effective registration statement covering shares issuable in connection with certain equity grant awards, in December 2007 the board of directors voted to extend the period of time within which such awards may be exercised. These awards are subject to this extension.

        Vesting dates for each outstanding option award for the named executive officers are as follows:

		Number of Shares Underlying Vesting Awards
Vesting Date	Exercise Price	Mark E. Fusco	Antonio J. Pietri	Manolis E. Kotzabasakis	Frederic G. Hammond
2010
9/30/2009	5.27	31,250	3,125	5,000	6,250
9/30/2009	10.42	12,500	1,250	1,500	1,500
12/31/2009	10.42	12,500	1,250	1,500	1,500
3/31/2010	10.42	12,500	1,250	1,500	1,500
6/30/2010	10.42	12,500	1,250	1,500	1,500
2011
9/30/2010	10.42	12,500	1,250	1,500	1,500

        Vesting dates for each outstanding restricted stock unit for the named executive officers are as follows:

	Number of Shares Underlying Vesting Awards
Vesting Date	Mark E. Fusco	Antonio J. Pietri	Manolis E. Kotzabasakis	Frederic G. Hammond
2010
7/28/2009	6,250	625	750	750
10/29/2009	6,250	625	750	750
1/29/2010	6,250	625	750	750
4/28/2010	6,250	625	750	750
2011
7/28/2010	6,250	625	750	750

  Option Exercises and Stock Vested in 2009

        The named executive officers did not exercise any options during fiscal 2009. The table below details shares of common stock that vested under restricted stock units during fiscal 2009.

	2009 Shares Vested
	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting($)
Mark E. Fusco	25,000	$213,125
Bradley T. Miller	6,375	58,119
Antonio J. Pietri	2,500	21,313
Manolis E. Kotzabasakis	3,000	25,575
Frederic G. Hammond	3,000	25,575

(1)
With respect to shares acquired upon vesting of restricted stock units, each named executive elected to have shares withheld to pay associated income taxes. The number of shares reported represents the gross number prior to withholding of such shares.

Compensation Discussion and Analysis

        The compensation committee of our board of directors oversees our executive compensation program. In this role, the compensation committee is responsible for determining compensation of our executive officers for each fiscal year.

  Objectives and Philosophy of Our Executive Compensation Program

        AspenTech has a total compensation philosophy designed to provide compensation that is linked to performance, competitive with other companies in the markets in which we compete, and perceived to be fair and equitable, and that can be sustained in all business environments. The compensation policies established by the compensation committee have been designed to link executive compensation to the attainment of specific performance goals and to align the interests of executive officers with those of our stockholders. The policies are also designed to allow us to attract and retain senior executives critical to our long-term success by providing competitive compensation packages and recognizing and rewarding individual contributions, to ensure that executive compensation is aligned with corporate strategies and business objectives, and to promote the achievement of key strategic and financial performance measures.

        To achieve these objectives, the compensation committee evaluates our executive compensation program with the goal of setting compensation at levels the compensation committee believes are competitive with those of other companies in our industry and regions that compete with us for executive talent. In addition, our executive compensation program ties a substantial portion of each executive's overall compensation to key strategic, financial and operational goals such as growth and penetration of customer base and financial and operational performance, as measured by metrics such as revenue and profitability. We also provide a portion of our executive compensation in the form of stock options and restricted stock units that vest over time, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing the executives to participate in the longer term success of our company through stock price appreciation.

        In making compensation decisions, the compensation committee reviewed information on practices, programs and compensation levels implemented by publicly traded software companies. This peer group consists of companies the compensation committee believes are generally comparable to our company and against which the compensation committee believes we compete for executive talent. The composition of the peer group is reviewed and updated periodically by the compensation committee. The companies included in this peer group as of June 30, 2009 were:

ANSYS, Inc.	Manhattan Associates, Inc.
Epicor Software Corporation	Mentor Graphics Corporation
i2 Technologies, Inc.	Parametric Technology Corporation
Informatica Corporation	Progress Software Corporation
JDA Software Group, Inc.	QAD Inc.
Lawson Software, Inc.	TIBCO Software Inc.

        In fiscal 2009, we did not engage any compensation consultants in determining or recommending the amount or form of executive or director compensation.

        We consider actual realized compensation received in determining if our compensation programs are meeting their objectives. We do not typically reduce compensation plan targets because of compensation realized from prior awards, however, as we do not want to create a disincentive for exceptional performance.

  Components of Our Executive Compensation Program

        Our executive compensation program includes the following elements:

  •
  base salary;

  •
  annual discretionary and performance-based cash bonuses;

  •
  stock options and restricted stock units;

  •
  insurance, retirement and other employee benefits; and

  •
  severance and change-of-control benefits.

        We have no formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, the compensation committee exercises its judgment and discretion in determining what it believes to be the appropriate level and mix of the various compensation components. The committee also has a practice of reviewing its recommendations with the full board before making its final compensation determinations.

  Base Salary

        We establish base salaries at competitive market rates to attract and retain the caliber of talent necessary for our success. Base salary is used to recognize the performance, skills, knowledge, experience and responsibilities required of all our employees, including our executive officers. When establishing base salaries of our executive officers for fiscal 2010 and 2009, the compensation committee considered the survey data of compensation in the peer group, as well as a variety of other factors, including the experience and performance of the executive, the scope of the executive's responsibility, and the base salary of the executive at his prior employment, where applicable. Generally, we believe that our executives' base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies.

        The compensation committee reviews the base salaries of our executive officers at least annually, and adjusts base salaries from time-to-time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

  Annual Cash Bonus

        In fiscal 2009 we had two annual incentive bonus plans for our executives: the Executive Annual Incentive Bonus Plan, which we refer to below as the Executive Plan, and the Operations Executives Plan, which we refer to as the Operations Plan. The participants in the Executive Plan consist of our chief executive officer and the executives reporting directly to our chief executive officer, except for executives who participate in the Operations Plan. Each of our named executive officers participated in the Executive Plan for fiscal 2009, except for Mr. Kotzabasakis, who participated in the Operations Plan. Each of our named executive officers will participate in the Executive Plan for fiscal 2010.

        In addition to the Executive Plan and the Operations Plan, on September 9, 2009, the compensation committee approved funding a discretionary bonus pool for employees who did not participate in a commission-based incentive plan. Awards from the bonus pool were paid in cash based on individual performance during fiscal 2009. The awards included payments to Messrs. Fusco, Pietri and Hammond.

  Executive Plan

        Amounts earned under the Executive Plan are payable in cash and directly tied to achievement of corporate financial targets and attainment of individual performance goals. The threshold level for being awarded a bonus pursuant to the Executive Plan can be characterized as demanding, while the maximum goal contemplates compliance with challenging requirements. We do not have a general policy regarding the adjustment of compensation following a restatement or adjustment of our performance measures. Amounts payable under the Executive Plan in 2009 were based in part on meeting corporate operating income targets. The corporate operating income component was weighted at 60% to 70% of the overall bonus, and measured the extent to which we achieved a corporate operating income target amount. For fiscal 2009, the Executive Plan included both a minimum operating income threshold of 80% of the target amount, which had to be met in order for any bonus to be paid under the Executive Plan, and a maximum operating income threshold, above which no additional bonus would be earned. Amounts payable under the Executive Plan corresponded to the applicable executive's base salary, with those with broader scope typically being compensated at a higher level. The annual corporate operating income target was contained in the business plan adopted by the board of directors. Bonuses attributable to the corporate operating income component were paid annually.

        Amounts payable under the Executive Plan in fiscal 2009 were also based in part on whether an individual met specific performance goals. Individual objectives were weighted at 30% to 40%, and measured the extent to which an individual achieved performance objectives established specifically for that executive officer. The performance objectives were necessarily tied to the particular functional responsibilities of the individual, and his/her performance in fulfilling those responsibilities.

        The compensation committee reviewed with the board and approved the individual performance goals for each executive under the Executive Plan. The chief executive officer developed individual goals for the executives reporting to him, subject to the compensation committee's review and approval. The compensation committee established goals for the chief executive officer.

        On September 9, 2009, the compensation committee approved the Executive Plan for fiscal 2010. For fiscal 2010, the employees eligible under this plan include our Chief Executive Officer; the Executive Vice President—Field Operations; the Chief Financial Officer; the Senior Vice President, Worldwide Sales Operations; the Senior Vice President, Marketing; the Senior Vice President, Human Resources; the Senior Vice President, Research & Development; the Senior Vice President, Worldwide Customer Service & Training; the Senior Vice President, Strategy; the Senior Vice President and General Counsel; and such other executives as may be determined from time-to-time by our board of directors or the committee.

        Payments under this plan are based on a combination of the company's overall performance and the eligible executive's individual performance.

  •
  We must achieve target global license bookings and cash flow from operations amounts established by our board of directors. These criteria are weighted at 65% and 35%, respectively, for purposes of determining each eligible executive's bonus. In order for any bonus to be payable to any executive under the plan, we must achieve at least 70% of the specified metrics. Each metric is measured and funded independently.

  •
  The eligible executive must achieve individual performance objectives approved by our Chief Executive Officer or the compensation committee (in the case of our Chief Executive Officer), and his/her individual performance will be assessed by the Chief Executive Officer or by the compensation committee (in the case of the Chief Executive Officer). The executive may receive a performance achievement rating between 80% and 100%, and this rating will be used as a multiplier against the funded level of each financial metric to determine a final earned bonus under each financial metric.

        In fiscal 2010, performance will be evaluated at mid-year and at year-end, and the bonus will be allocated 25% to mid-year and 75% to year-end. The year-end calculation will also be weighted by the individual performance assessment rating.

        No award will be payable to an executive under the plan if the executive's employment terminates prior to the payment date under the plan; provided that in the event the executive's employment terminates due to death, incapacity or retirement, then any award payable will be prorated.

        In addition to awards based on the performance metrics established in the plan, the compensation committee may make discretionary awards to eligible employees in such amounts as the committee determines are appropriate and in our best interests.

  Operations Plan

        Amounts earned under the Operations Plan in fiscal 2009 were payable in cash and directly tied to achievement of corporate financial targets and regional performance objectives.

        Amounts payable under the Operations Plan in fiscal 2009 were based in part on meeting corporate operating income targets and specific individual performance goals. Bonuses attributable to these components were paid annually.

        The corporate operating income component was weighted at 20% of the overall bonus for fiscal 2009, and measured the extent to which we achieved a corporate operating income target amount. The plan included both a minimum operating income threshold of 80% of the target amount, which was required to be met in order for any bonus to be paid under the Operations Plan, and a maximum operating income threshold, above which no additional bonus would be earned.

        Individual objectives were weighted at 5% for fiscal 2009, and measured the extent to which an individual achieved performance objectives established specifically for that executive officer. Payments based on this component were capped at the executive officers' respective target bonus amounts. The performance objectives were necessarily tied to the particular functional responsibilities of the individual and his/her performance in fulfilling those responsibilities.

        The regional performance component was weighted at 75% of the overall bonus for fiscal 2009, and measured the extent to which we achieved performance objectives for the region(s) for which the executive was responsible. Bonuses attributable to the regional performance component were paid as quarterly commissions based on quarterly regional or consolidated financial results.

        The compensation committee approves the performance goals for each executive, the weighting of various goals for each executive, and the formula for determining potential bonus amounts based on achievement of those goals. Our chief executive officer was responsible for developing, and assessing compliance with, the individual performance goals for each executive participating in the Operations Plan for fiscal 2009. In fiscal 2010, our chief executive officer and the executive vice president for field operations are responsible for developing, and assessing compliance with, the individual performance goals for each executive participating in the Operations Plan. The threshold level for being awarded a bonus pursuant to the Operations Plan can be characterized as demanding, while the maximum goal contemplates compliance with challenging requirements.

  Stock Options and Restricted Stock Units

        Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity grants help to align the interests of our executives and our stockholders, provide our executives with a strong link to our long-term performance and create an ownership culture. In addition, the vesting feature of our equity grants should further our goal of executive retention by providing an incentive to an executive to remain in our employ during the vesting period. In determining the size of equity grants to our executives, our compensation committee considers comparative share ownership of executives in our compensation peer group, our company-level performance, the individual executive's performance, the amount of equity previously awarded to the executive, the vesting status of the previous awards and the recommendations of the chief executive officer. We do not have any equity ownership guidelines for our executives.

        We typically make an initial equity award of stock options and/or restricted stock units to new executives and an annual equity program grant as part of our overall compensation program. All grants of options and restricted stock units to our executives are approved by the compensation committee.

        Our equity awards typically have taken the form of stock options and restricted stock units. The compensation committee reviews all components of an executive's compensation when determining annual equity awards to ensure that the executive's total compensation conforms to our overall philosophy and objectives.

        We set the exercise price of all stock option grants to equal the prior day's closing price of our common stock. Typically, the stock options we grant to our executives vest pro rata over the first sixteen quarters of a ten-year option term. Vesting and exercise rights cease shortly after termination of employment except in the case of death or disability. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

        We became delinquent in our SEC filings in fiscal 2008 because of certain accounting errors we had identified. Our failure to timely file reports under the Exchange Act resulted in lack of an effective registration statement, so we suspended option grants until we became current.

  Benefits and Other Compensation

        We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. Our named executive officers are not entitled to benefits that are not otherwise available to all employees.

  Severance and Change-in-Control Benefits

        Pursuant to executive retention agreements we have entered into with each of our named executive officers as of June 30, 2009 and to the provisions of our option agreements, those executives are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our company. We have provided more detailed information about these benefits, along with estimates of value under various circumstances, in the table below under "Potential Payments Upon Termination or Change in Control."

        We believe these agreements assist in maintaining a competitive position in terms of attracting and retaining key executives. The agreements also support decision-making that is in the best interests of our stockholders, and enable our executives to focus on company priorities. We believe that our severance and change in control benefits are generally in line with prevalent peer practice with respect to severance packages offered to executives.

        Except with respect to our chief executive officer, our practice in the case of change-of-control benefits under the executive retention agreements has been to structure these as "double trigger" benefits. In other words, the change in control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated under the circumstances described below during a specified period after the change in control. We believe a "double trigger" benefit maximizes shareholder value because it prevents an unintended windfall to executives in the event of a friendly change in control, while still providing them appropriate incentives to cooperate in negotiating any change in control in which they believe they may lose their jobs.

  Role of Executive Officers in the Compensation Process

        Our senior vice president, human resources confers with the chief executive officer and the compensation committee to provide a market perspective on the competitive landscape and needs of the business and compensation levels in the peer group and relevant market surveys.

        Our chief executive officer provides the compensation committee with his perspective on the performance of other executive officers. Based on his judgment and experience, our chief executive officer recommends specific compensation amounts and awards for the other executive officers, and the compensation committee considers those recommendations and makes the ultimate decision.

        The compensation committee independently establishes the compensation of the chief executive officer, who is not present during discussions where his compensation is established.

  Tax and Accounting Considerations

        Section 162(m) of the Code generally disallows a tax deduction to a publicly traded company for certain compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met.

        We periodically review the potential consequences of Section 162(m), and we generally intend to structure the performance-based portion of our executive compensation, where feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax-deductible to us. The compensation committee in its judgment may, however, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Potential Payments Upon Termination or Change in Control

        On December 7, 2004, we entered into an employment agreement with Mark E. Fusco, pursuant to which Mr. Fusco agreed to serve as our President and Chief Executive Officer. Under this agreement, in the event of termination of Mr. Fusco's employment (other than for the reasons set forth below), including termination of his employment after a change in control (as defined below) or termination of employment by Mr. Fusco for "good reason" (which includes constructive termination, relocation, or reduction in salary or benefits), Mr. Fusco will be entitled to a lump sum severance payment equal to two times the sum of:

  •
  the amount of Mr. Fusco's annual base salary in effect immediately prior to notice of termination (or in the event of termination after a change in control, then the amount of his annual base salary in effect immediately prior to the change in control, if higher); and

  •
  the amount of the average of the annual bonuses paid to Mr. Fusco for the three years (or the number of years employed, if less) immediately preceding the notice of termination (or in the event of termination after a change in control, then the amount of the average annual bonuses paid to Mr. Fusco for the three years [or the number of years employed, if less] immediately prior to the change in control, if higher) or the occurrence of a change in control, as the case may be.

        In addition, in lieu of any further life, disability, and accident insurance benefits otherwise due to Mr. Fusco following his termination (other than for the reasons set forth below), including termination after a change in control, we will pay Mr. Fusco a lump sum amount equal to the estimated cost (as determined in good faith by us) to Mr. Fusco of providing such benefits, to the extent that Mr. Fusco is eligible to receive such benefits immediately prior to notice of termination, for a period of two years commencing on the date of termination. We will also pay all health insurance due to Mr. Fusco for a period of two years commencing on the date of termination.

        Mr. Fusco's employment agreement provides that the payments received by him relating to termination of his employment will be increased in the event that these payments would subject him to excise tax as a parachute payment under Section 4999 of the Code. The increase would be equal to an amount necessary for Mr. Fusco to receive, after payment of such tax, cash in an amount equal to the amount he would have received in the absence of such tax. However, the increased payment will not be made if the total severance payment, if so increased, would not exceed 110% of the highest amount that could be paid without causing an imposition of the excise tax. In that event, in lieu of an increased payment, the total severance payment will be reduced to such reduced amount. We have indemnified Mr. Fusco for the amount of any penalty applicable to any payments Mr. Fusco receives from us as a result of his termination that are imposed by Section 409A of the Code.

        However, in the event that Mr. Fusco's employment is terminated for one or more of the following reasons, then Mr. Fusco will not be entitled to the severance payments described above:

  •
  by us for "cause" (as defined below);

  •
  by reason of Mr. Fusco's death or disability;

  •
  by Mr. Fusco without good reason (unless such resignation occurs within six months following a change in control); or

  •
  after Mr. Fusco shall have attained age 70.

        Under the terms of Mr. Fusco's employment agreement, in the event of a "potential change in control" (as defined below), Mr. Fusco agrees to remain in our employment until the earliest of:

  •
  three months after the date of such potential change in control;

  •
  the date of a change in control;

  •
  the date of termination by Mr. Fusco of his employment for good reason or by reason of death or retirement; and

  •
  our termination of Mr. Fusco's employment for any reason.

        For the purposes of Mr. Fusco's employment agreement, "cause" for our terminating Mr. Fusco means:

  •
  the willful and continued failure by Mr. Fusco to substantially perform his duties after written demand by the board;

  •
  willful engagement by Mr. Fusco in gross misconduct materially injurious to us; or

  •
  a plea by Mr. Fusco of guilty or no contest to a felony charge.

        For the purposes of Mr. Fusco's employment agreement, a "change in control" is deemed to have occurred if any of the following conditions shall have been satisfied:

  •
  continuing directors cease to constitute more than two-thirds of the membership of the board;

  •
  any person or entity acquires, directly or indirectly, beneficial ownership of 50% or more of the combined voting power of our then-outstanding voting securities;

  •
  a change in control occurs of a nature that we would be required to report on a current report on Form 8-K or pursuant to Item 6(e) of Schedule 14A of Regulation 14A or any similar item,

    schedule or form under the Exchange Act , as in effect at the time of the change, whether or not we are then subject to such reporting requirement, including our merger or consolidation with any other corporation, other than:

    •
    a merger or consolidation where (1) our voting securities outstanding immediately prior to such transaction continue to represent 51% or more of the combined voting power of the voting securities of the surviving or resulting entity outstanding immediately after such transaction, and (2) our directors immediately prior to such merger or consolidation continue to constitute more than two-thirds of the membership of the board of directors of the surviving or combined entity following such transaction; or

    •
    a merger or consolidation effected to implement our recapitalization (or similar transaction) in which no person or entity acquires 25% or more of the combined voting power of our then outstanding securities; or
  •
  our stockholders approve a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets (or any transaction having a similar effect).

        For the purposes of Mr. Fusco's employment agreement, a "potential change in control" is deemed to have occurred if any of the following conditions shall have been satisfied:

  •
  we enter into an agreement, the consummation of which would result in the occurrence of a change in control;

  •
  we or anyone else publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a change in control;

  •
  any person or entity becomes the beneficial owner, directly or indirectly, of 15% or more of the combined voting power of our then-outstanding securities (entitled to vote generally for the election of directors); or

  •
  the board adopts a resolution to the effect that, for purposes of Mr. Fusco's employment agreement, a "potential change in control" has occurred.

        On October 28, 2005, we entered into an amendment to our employment agreement with Mr. Fusco. This amendment provides that in the event Mr. Fusco becomes entitled, on the terms and conditions set forth in the employment agreement, to receive a severance payment upon termination of his employment, such a payment must be made within 30 days after the Date of Termination (as defined in the employment agreement). Notwithstanding the foregoing, if the severance payment will constitute "nonqualified deferred compensation" subject to the provisions of Section 409A of the Code, then the payment instead will be due within 15 days after the earlier of (i) the expiration of six months and one day following the Date of Termination or (ii) Mr. Fusco's death following the Date of Termination. Mr. Fusco's agreement was amended and restated on October 3, 2007 to comply with the applicable provisions of Section 409A.

        On September 26, 2006, we entered into executive retention agreements with the following executive officers: Bradley T. Miller, our Senior Vice President and Chief Financial Officer; Antonio J. Pietri, our Executive Vice President of Field Operations; Manolis E. Kotzabasakis, our Senior Vice President, Sales and Strategy; and Frederic G. Hammond, our Senior Vice President, General Counsel, and Secretary; each of whom we refer to as a specified executive. The form of that executive retention agreement was amended in July 2009, and the form, as amended, is included as Exhibit 10.1 of our Form 10-Q for the fiscal quarter ended December 31, 2009. As previously disclosed in a current report on Form 8-K filed on July 2, 2009, Mark P. Sullivan was appointed to the position of senior vice president and chief financial officer, effective July 1, 2009. Effective on July 31, 2009, we entered into an executive retention agreement with Mr. Sullivan in the form attached to as Exhibit 10.1 to our Form 10-Q for the fiscal quarter ended December 31, 2009.

        Pursuant to the terms of each executive retention agreement, if the specified executive's employment is terminated prior to a change in control without cause, the specified executive will be entitled to the following:

  •
  payment of an amount equal to the specified executive's annual base salary then in effect, payable over twelve months;

  •
  payment of an amount equal to the specified executive's total target bonus for the fiscal year, pro-rated for the portion of the fiscal year elapsed prior to termination, payable in one lump sum;

  •
  payment of an amount equal to the cost to the specified executive of providing life, disability and accident insurance benefits, payable in one lump sum, for a period of one year; and

  •
  continuation of medical, dental and vision insurance coverage to which the specified executive was entitled prior to termination for a period of one year.

        In the event the specified executive's employment is terminated without cause within twelve months following a change in control or by the specified executive for good reason (which includes constructive termination, relocation, a reduction in salary or benefits, or our breach of any employment agreement with the specified executive or a failure to pay benefits when due), then the specified executive shall be entitled to the following:

  •
  payment of an amount equal to the sum of the specified executive's annual base salary then in effect and the specified executive's target bonus for the then-current fiscal year, payable in a single installment;

  •
  payment of an amount equal to the cost to the specified executive of providing life, disability and accident insurance benefits, payable in a single installment, for a period of one year;

  •
  continuation of medical, dental and vision insurance coverage to which the specified executive was entitled prior to termination for a period of one year; and

  •
  full vesting of (a) all of the specified executive's options to purchase shares of our stock, which options may be exercised by the specified executive for a period of twelve months following the date of termination and (b) all restricted stock and restricted stock units then held by the specified executive.

        Each executive retention agreement provides that the total payments received by the specified executive relating to termination of his/her employment will be reduced to an amount equal to the highest amount that could be paid to the specified executive without subjecting such payment to excise tax as a parachute payment under Section 409A of the Code, provided that no reduction shall be made if the amount by which these payments are reduced exceeds 110% of the value of any additional taxes that the specified executive would incur if the total payments were not reduced.

        For the purposes of each agreement:

  •
  "change in control" means (a) the acquisition of 50% or more of either the then-outstanding shares of our common stock or the combined voting power of our then-outstanding securities; (b) such time as the members of the board immediately prior to the change in control do not continue to constitute the majority of our directors following the change in control; (c) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving our company, unless the transaction would not result in a change in ownership of 50% or more of both our then-outstanding common stock and the combined voting power of our then-outstanding securities; or (d) our liquidation or dissolution;

  •
  "cause" means (a) the willful and continued failure by a specified executive to substantially perform his/her duties for us after delivery by the board of a written demand for performance (other than any such failure resulting from the executive's incapacity due to physical or mental illness, or any such failure after the executive gives us notice of termination for good reason), and a failure by the specified executive to cure the performance failure within 30 days; or (b) the willful engaging by the specified executive in gross misconduct that is demonstrably and materially injurious to us; and

  •
  "good reason" means constructive termination of the specified executive, relocation, a reduction in the specified executive's salary or benefits, our breach of any employment agreement with the specified executive or our failure to pay benefits when due.

        Each executive retention agreement terminates on the earliest to occur of (a) July 31, 2010, (b) the first anniversary of a change in control, and (c) our payment of all amounts due to the specified executive following a change in control. Each agreement is subject to automatic renewal on August 1 of each year, unless we give notice of termination at least seven days prior to the renewal date.

        The following table sets forth estimated compensation that would have been payable to each of these officers as severance or upon a change in control of our company under three alternative scenarios, assuming the termination triggering severance payments or a change in control took place on June 30, 2009.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Cash Payment ($)(1)	Accelerated Vesting of Stock Options ($)(2)	Accelerated Vesting of Restricted Stock Units ($)(3)	Welfare Benefits ($)(4)	Total ($)
Mark E. Fusco
• Termination without cause or with good reason prior to change in control	$2,448,321	—	—	$37,216	$2,485,537
• Change in control only					—
• Change in control with termination without cause or with good reason	2,448,321	$101,875	$266,563	37,216	2,853,975
Antonio J. Pietri					—
• Termination without cause or with good reason prior to change in control	575,827	—	—	18,608	594,435
• Change in control only					—
• Change in control with termination without cause or with good reason	575,827	10,188	26,656	18,608	631,279
Manolis E. Kotzabasakis					—
• Termination without cause or with good reason prior to change in control	525,827	—	—	18,608	544,435
• Change in control only					—
• Change in control with termination without cause or with good reason	525,827	16,300	31,988	18,608	592,723
Frederic G. Hammond					—
• Termination without cause or with good reason prior to change in control	415,827	—	—	18,186	434,013
• Change in control only					—
• Change in control with termination without cause or with good reason	415,827	20,375	31,988	18,186	486,376

(1)
Amounts shown reflect payments based on salary and bonus as well as payment of estimated cost of life, disability and accident insurance benefits during the agreement period.

(2)
Amounts shown represent the value of stock options upon the applicable triggering event described in the first column. The value of stock options is based on the difference between the exercise price of the options and $8.53, which was the closing price of the common stock on The Pink OTC Markets, Inc. on the last trading day of fiscal 2009, June 30, 2009.

(3)
Amounts shown represent the value of restricted stock units upon the applicable triggering event described in the first column, based on the closing price of the common stock on The Pink OTC Markets, Inc. on the last trading day of fiscal 2009, June 30, 2009.

(4)
Amounts shown represent the estimated cost of providing employment-related benefits during the agreement period.

        During the third quarter of fiscal 2009, Mr. Miller stepped down from his position as Senior Vice President and Chief Financial Officer. He was paid in accordance with his retention agreement: $300,000 base annual salary; $131,250 for a pro-rated portion of the fiscal 2009 target bonus; $38,380 in vacation benefits; and $15,556 in health care benefits.

 BOARD OF DIRECTORS

Biographical Information

        Our Class II and Class III directors will continue in office following the annual meeting. The terms of our Class II directors will end at our 2010 Annual Meeting of Stockholders (currently expected to be held in December 2010), and the terms of our Class III directors will end at our 2011 Annual Meeting of Stockholders. Donald P. Casey, Stephen M. Jennings and Michael Pehl are Class II directors, and Joan C. McArdle and David M. McKenna are Class III directors. Brief biographies of these directors as of March 5, 2010 follow. You will find information about their stock holdings beginning on page 46.

Donald P. Casey	Mr. Casey has served as one of our directors since 2004. Since 2001, Mr. Casey has been an information strategy and operations consultant to technology and financial services companies. From 2000 to 2001, Mr. Casey served as president and chief operating officer of Exodus Communications, Inc., an Internet infrastructure services provider. From 1991 to 1999, Mr. Casey served as chief technology officer and president of Wang Global, Inc. Mr. Casey previously held executive management positions at Lotus Development Corporation, Apple Computer, Inc. and International Business Machines Corporation. He holds a B.S. in Mathematics from St. Francis College. Mr. Casey is 63 years old.
Stephen M. Jennings
Mr. Jennings has served as Chairman of the Board since January 2005 and as one of our directors since 2000. Mr. Jennings has been a director of The Monitor Group, a strategy consulting firm, since 1996. He also serves as a director of LTX Corporation, a semiconductor test equipment manufacturer. He holds a B.A. in Economics from Dartmouth College and an M.A. (Oxon) from Oxford University, where he studied Philosophy, Politics and Economics as a Marshall Scholar. Mr. Jennings is 49 years old.
Michael Pehl
Mr. Pehl has served as one of our directors since 2003. Mr. Pehl has been a partner of North Bridge Growth Equity, a growth equity fund, since February 2007. Before joining North Bridge, Mr. Pehl was an operating partner of Advent International Corporation, a venture private equity firm, from 2001 to December 2006. From 1999 to 2000, Mr. Pehl held various positions, including president, chief operating officer and director, at Razorfish, Inc., a strategic, creative and technology solutions provider for digital businesses. From 1996 to 1999, Mr. Pehl was chairman and chief executive officer of International Integration, Inc. (i-Cube), which was acquired by Razorfish, Inc. Prior to joining i-Cube, Mr. Pehl was a founder of International Consulting Solutions, Inc., an SAP implementation and business process consulting firm. Mr. Pehl is 48 years old.
David M. McKenna
Mr. McKenna has served as one of our directors since 2006. He has been a partner of Advent International since 2003 and held various other positions at Advent International Corporation from 1992 to 2000. He was a principal at Bain Capital from 2000 to 2003. He holds a B.A. in English from Dartmouth College. Mr. McKenna is 42 years old.
Joan C. McArdle
Ms. McArdle has served as one of our directors since 1994. She has served as a senior vice president of Massachusetts Capital Resource Company, an investment company, since 2001, and served as a vice president of Massachusetts Capital Resource Company from 1985 to 2001. She holds an A.B. in English from Smith College. Ms. McArdle is 58 years old.

        None of the directors is related by blood, marriage or adoption to any of our other directors, director nominees or executive officers. None of the directors is party to an arrangement or understanding with any person pursuant to which the director is to be elected or nominated for election as a director.

Board Composition

        The board of directors currently consists of 7 members. In accordance with the terms of our charter and by-laws, the board is divided into three classes, whose members serve for staggered three-year terms.

  •
  The Class II directors consist of Donald P. Casey, Stephen M. Jennings and Michael Pehl. Their terms will expire at the 2010 Annual Meeting of Stockholders.

  •
  The Class III directors consist of Joan C. McArdle and David M. McKenna. Their terms will expire at the 2011 Annual Meeting of Stockholders.

  •
  The Class I directors consist of Mark E. Fusco and Gary E. Haroian. Their terms will expire at the annual meeting.

Director Attendance at Board Meetings

        The board of directors met nineteen times during fiscal 2009, either in person or by teleconference. During fiscal 2009, each director attended at least 75% of the meetings of the board.

        We do not have a policy regarding director attendance at our annual meetings of stockholders. One of our seven directors attended our annual meeting of stockholders held on August 20, 2009.

Board Committees

        The board of directors has established three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of these standing committees operates under a charter that has been approved by the board. Current copies of these charters are posted on the corporate governance section of our website, www.aspentech.com. The contents of our website are not incorporated into this proxy statement.

        The board has determined that all of the members of our three standing committees are independent directors as defined under applicable NASDAQ rules, including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act, and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the company.

  Audit Committee

        The members of the audit committee are Donald P. Casey, Gary E. Haroian and Joan C. McArdle. The board of directors has determined that Mr. Haroian is an "audit committee financial expert" as defined in applicable SEC rules. The responsibilities of the audit committee include:

  •
  appointing, approving the compensation of, and overseeing the independence of our independent registered public accounting firm;

  •
  oversight of our independent registered public accounting firm, including the receipt and consideration of reports from such firm;

  •
  reviewing and discussing our audited financial statements and related disclosures with management and our independent registered public accounting firm;

  •
  coordination of the board's oversight of our internal accounting controls for financial reporting and our disclosure controls and procedures, as well as the administration of our code of business conduct and ethics;

  •
  overseeing our internal audit function;

  •
  establishing policies for the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters;

  •
  meeting independently with members of our internal auditing staff and our independent registered public accounting firm; and

  •
  preparing the audit committee report required by SEC rules.

        The audit committee met 43 times during fiscal 2009, either in person or by teleconference. Each member attended at least 75% of the meetings held by the audit committee in fiscal 2009.

  Compensation Committee

        The members of the compensation committee are Donald Casey and Stephen Jennings. The purpose of the compensation committee is to discharge the responsibilities of the board of directors relating to compensation of executive officers. Specific responsibilities of the compensation committee include:

  •
  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

  •
  determining the compensation of our chief executive officer;

  •
  reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of our other executive officers;

  •
  overseeing evaluations of our senior executives;

  •
  administering our equity incentive plans;

  •
  reviewing and making recommendations to the board with respect to director compensation;

  •
  reviewing and discussing annually with management our "Compensation Discussion and Analysis," which is included beginning on page 25 of this proxy statement; and

  •
  preparing the compensation committee report required by SEC rules.

        The compensation committee met eight times during fiscal 2009, either in person or by teleconference. Both members attended all of the meetings held by the compensation committee in fiscal 2009.

  Nominating and Corporate Governance Committee

        The members of the nominating and corporate governance committee are Donald Casey, Gary Haroian, Stephen Jennings and Joan McArdle. The responsibilities of the nominating and corporate governance committee include:

  •
  identifying individuals qualified to become members of the board of directors;

  •
  recommending director nominees and board committee members to the board;

  •
  reviewing and making recommendations to the board with respect to management succession planning;

  •
  developing and making recommendations to the board with respect to corporate governance principles; and

  •
  overseeing annual evaluations of the board.

        The nominating and corporate governance committee met three times during fiscal 2009, either in person or by teleconference. Each member of the nominating and corporate governance committee attended all of the meetings held by the committee in fiscal 2009.

Audit Committee Report

        The audit committee of the board of directors has furnished the following report:

        The audit committee has reviewed and discussed the audited consolidated financial statements of AspenTech and its subsidiaries for the fiscal year ended June 30, 2009, and has discussed these financial statements with AspenTech's management and independent registered public accounting firm for the fiscal year ended June 30, 2009, KPMG LLP.

        The audit committee has also received from, and discussed with, AspenTech's independent registered public accounting firm various communications that the independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.

        KPMG LLP also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee has discussed with KPMG LLP its independence from AspenTech. The audit committee also considered whether the provision of other, non-audit related services referred to under the heading "Independent Registered Public Accounting Firm Fees and Other Matters" is compatible with maintaining the independence of the registered public accounting firm.

        Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and KPMG LLP, the audit committee recommended to the board that the audited consolidated financial statements be included in AspenTech's annual report on Form 10-K for the fiscal year ended June 30, 2009.

AUDIT COMMITTEE
Donald P. Casey Gary E. Haroian Joan C. McArdle

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing by Aspen Technology, Inc. under the Securities Act or the Securities Exchange Act, whether made before or after the date hereof, and irrespective of any general incorporation language in any such filing.

 Compensation Committee Report

        The compensation committee of the board of directors has reviewed and discussed with management the Compensation Discussion and Analysis portion contained in this proxy statement. Based on this review and discussion, the compensation committee has recommended to the board, and the board has agreed, that the section entitled "Compensation Discussion and Analysis" as it appears above be included in this proxy statement.

COMPENSATION COMMITTEE
Donald P. Casey Stephen M. Jennings

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing by Aspen Technology, Inc. under the Securities Act or the Securities Exchange Act, whether made before or after the date hereof, and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

Compensatory Arrangements with Directors

        The following table provides information regarding the compensation paid to our non-employee members of the board of directors in fiscal 2009.

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Donald P. Casey	$205,500	$—	$205,500
Gary E. Haroian	180,500	—	180,500
Stephen M. Jennings	174,500	—	174,500
Joan C. McArdle	172,500	—	172,500
David M. McKenna	60,000	25,134	85,134
Michael Pehl	64,500	—	64,500

(1)
The amounts shown represent compensation expense recognized for financial statement purposes under FASB ASC Topic 718 with respect to stock options granted to the directors. Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date. For a description of the assumptions relating to our valuations of the stock options, see Note 8 to the Consolidated Financial Statements filed with our Form 10-K for the fiscal year ended June 30, 2009. The following are the aggregate number of option awards outstanding held by each of our non-employee directors as of June 30, 2009: Mr. Casey, 48,000; Mr. Haroian, 48,000; Mr. Jennings, 100,298; Ms. McArdle, 117,298; Mr. McKenna, 24,000; and Mr. Pehl, 60,000.

        In fiscal 2009, we paid our non-employee directors an annual fee of $25,000 for their services as directors, and we paid retainers as set forth in the table below. All annual retainers are payable in monthly installments.

Position	Retainer
Chairman of the Board	$75,000
Audit Committee Chair	30,000
Audit Committee Member	20,000
Compensation Committee Chair	15,000
Compensation Committee Member	7,500

        We also paid each director $2,500 for participation in our quarterly board meetings, and $2,000 for participation in all other board of directors or committee meetings of at least one hour duration. All participation fees are payable quarterly.

        Historically, we granted to each non-employee director, upon his or her initial election to the board, an option to purchase 24,000 shares of our common stock at the fair market value of our common stock on the date of grant, provided such non-employee director was not, within the twelve months preceding his or her election as a director, an officer or employee of our company or any of our subsidiaries. Any such option vests quarterly over a three-year period, beginning on the last day of the calendar quarter following the grant date. Beginning with the first annual meeting following a non-employee director's election to the board and on a quarterly basis thereafter, we also granted each non-employee director an option to purchase 3,000 shares of our common stock. Each option was fully exercisable at the time of grant and had an exercise price equal to the fair market value of our common stock at the time of grant. Options granted to non-employee directors have terms of ten years.

Unless otherwise agreed between the optionee and us, all options granted to non-employee directors may be exercised for up to 24 months from the date of the director's resignation from the board.

        In January 2008, the board determined to grant each non-employee director options to purchase 21,000 shares of our common stock on the second trading day immediately following our becoming current in our SEC filings. Of those shares, 15,000 would vest immediately on the date of grant and the balance would vest in two equal quarterly installments on the last business day of the two quarters following the date of grant. The options would have an exercise price equal to the closing price of our common stock on the business day immediately preceding the date of grant and would have a term of ten years.

        On October 29, 2009, the board determined to supsersede its January 11, 2008 resolution with respect to option grants to non-employee directors following our becoming current in our SEC filings, and resolved instead to grant 9,750 restricted stock units to each non-employee director contemporaneously with the next annual program grant to our employees. The restricted stock units shall be fully vested on the grant date. The board further resolved on October 29, 2009 that each non-employee director be paid cash in an amount equal to 5,250 times the closing price per share of our common stock on the last trading day before the grant date, which shall be the date of program grants to our employees. Payment shall be made no later than thirty days following date of grant.

CORPORATE GOVERNANCE

        This section describes key corporate governance guidelines and practices that we have adopted. You can access our current committee charters and code of business conduct and ethics in the "Investor Relations" section of our website located at www.aspentech.com or by writing to our Investor Relations Department at our principal executive offices at 200 Wheeler Road Burlington, Massachusetts 01803, telephone: 781-221-6400. Neither our website nor its contents are incorporated into this proxy statement.

Director Nomination Process

        The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to members of the board of directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board.

        In considering whether to recommend a particular candidate for inclusion in the board's slate of recommended director nominees, the nominating and corporate governance committee applies the criteria set forth in its charter. These criteria include (a) the candidate's judgment, skill, character, experience with businesses and other organizations of comparable size, (b) the interplay of the candidate's experience with the experience of other board members, and (c) the extent to which the candidate would be a desirable addition to the board and any committees of the board. The nominating and corporate governance committee does not assign specific weights to particular criteria, and no particular component is a prerequisite for a prospective nominee. The board believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities effectively.

        Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting the individuals' names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent of our common stock for at least a year as of the date such recommendation is made. Any such names should be submitted to the nominating and corporate governance committee in care of our

Secretary at Aspen Technology, Inc., 200 Wheeler Road, Burlington, Massachusetts 01803. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included in the proxy statement and proxy card for our next annual meeting.

Communicating with Independent Directors

        The board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board (or, if the Chairman is not an independent director, the chair of the nominating and corporate governance committee), with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of those communications to the other directors as he or she considers appropriate.

        Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if the communications relate to important substantive matters and include suggestions or comments that the Chairman of the Board or the chair of our nominating and corporate governance committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to the board should address such communications to the board in care of our Secretary at Aspen Technology, Inc., 200 Wheeler Road, Burlington, Massachusetts 01803.

Code of Business Conduct and Ethics

        We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. We have posted a copy of the code of business conduct and ethics in the corporate governance section of our website, www.aspentech.com. We intend to satisfy disclosure requirements regarding amendments to, or waivers from, our code by posting such information on our website.

Compensation Committee Interlocks and Insider Participation

        In 2009, our compensation committee consisted of two directors: Donald P. Casey and Stephen M. Jennings. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

 LIMITATION OF LIABILITY AND INDEMNIFICATION

        Our charter limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware corporation law. The charter provides that no director will have personal liability to us or to stockholders for monetary damages for breach of fiduciary duty or other duty as a director. These provisions do not, however, eliminate or limit the liability of any of the directors for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        Any amendment or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim arising prior to such amendment or repeal. If the Delaware corporation law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of the directors will be further limited to the greatest extent permitted by the Delaware corporation law.

        The charter also provides that we must indemnify directors and officers in certain circumstances. In addition, we have entered into separate indemnification agreements with each of the directors and executive officers that may be broader than the indemnification provisions contained in the charter. These indemnification agreements may require us, among other things, to indemnify directors and executive officers for expenses (including attorneys' fees), judgments, fines and settlement amounts paid or incurred by a director or executive officer in any action or proceeding arising out of his or her service as a director or executive officer. We believe these provisions and agreements are important in attracting and retaining qualified individuals to serve as directors and executive officers.

        We maintain director and officer insurance providing for indemnification of our directors and officers for certain liabilities, including certain liabilities under the Securities Act. We also maintain a general liability insurance policy that covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

        There is no pending litigation or proceeding involving any director or executive officer to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

RELATED-PARTY TRANSACTIONS

        The following discussion relates to certain transactions that involve both our company and one of our executive officers, directors, director nominees or five percent stockholders, each of whom we refer to as a "related party." For purposes of this discussion, a "related-party transaction" is a transaction, arrangement or relationship:

  •
  in which we participate;

  •
  that involves an amount in excess of $120,000; and

  •
  in which a related party has a direct or indirect material interest.

        From July 1, 2008 through March 5, 2010, there were no related-party transactions, except for the compensation arrangements described under "Executive Compensation" and "Director Compensation."

        The board of directors has adopted written policies and procedures for the review of any related-party transaction. If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our General Counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in our best interests. The audit committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, the board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity and (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and

  •
  a transaction that is specifically contemplated by provisions of our charter or bylaws.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

STOCK OWNERSHIP

Stock Owned by Directors, Executive Officers and Greater-than-5% Stockholders

        The following table sets forth information with respect to the beneficial ownership of common stock as of March 5, 2010 for:

  •
  each beneficial owner of more than 5% of the outstanding common stock;

  •
  each of the directors, director nominees and named executive officers; and

  •
  all of our directors and executive officers as a group.

        Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed, subject to community property laws where applicable. Shares under "Common Stock—Right to Acquire" include shares subject to options, warrants or rights that were vested as of March 5, 2010 or will vest within 60 days of March 5, 2010. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire those shares are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group. Percentages under "Common Stock—Percent of Voting Power" represent beneficial rights to vote with respect to matters on which holders of common stock generally are entitled to vote, as of March 5, 2010, and are based on (a) the number of outstanding shares of common stock beneficially owned by that person and (b) the number of shares subject to options, warrants or rights held by that person that were exercisable on, or within 60 days after, March 5, 2010. In calculating percentages under "Common Stock—Percent of Voting Power," the total number of votes entitled to be cast as of March 5, 2010 consisted of (a) 95,862,046 votes, which is the total votes to which the holders of outstanding shares of common stock are entitled, plus (b) for an identified person, a number of votes equal to the number of shares issuable upon conversion or subject to options, warrants or rights that were exercisable by such person on, or within 60 days after, March 5, 2010.

        The address of all of our executive officers and directors is in care of Aspen Technology, Inc., 200 Wheeler Road, Burlington, Massachusetts 01803.

	Common Stock
Name of Stockholder	Outstanding Shares	Right to Acquire	Total Number	Percent of Voting Power
5% Stockholders
Advent International Corporation 75 State Street, 29th Floor Boston, MA 02109	29,512,336	—	29,512,336	30.8%
Waddell & Reed Financial, Inc. 6300 Lamar Avenue Overland Park, KS 66202	8,835,550	—	8,835,550	9.2%
Third Point LLC 390 Park Avenue New York, New York 10022	5,021,000	—	5,021,000	5.2%
Cadian Capital Management, LLC 461 Fifth Avenue, 24th Floor New York, New York 10017	4,785,818	—	4,785,818	5.0%
Alydar Partners, LLC 222 Berkeley Street, 17th Floor Boston, MA 02116	3,989,884	—	3,989,884	4.2%
Named Executive Officers and Directors
Mark E. Fusco	157,172	1,920,353	2,077,525	2.2%
Antonio J Pietri	44,632	90,494	135,126	*
Manolis E. Kotzabasakis	23,610	477,845	501,455	*
Frederic G. Hammond	20,680	235,560	256,240	*
Mark P. Sullivan	5,545	4,062	9,607	*
Joan C. McArdle	9,750	76,298	86,048	*
Stephen M. Jennings	9,750	100,298	110,048	*
Michael Pehl	9,750	60,000	69,750	*
Donald P. Casey	9,750	48,000	57,750	*
Gary E. Haroian	9,750	48,000	57,750	*
David M. McKenna	9,750	24,000	33,750	*
Directors and Executive Officers, as a group (12 persons)	329,008	3,280,470	3,609,478	3.8%

        Advent International Corporation is an investment advisory firm. Advent International Corporation is the General Partner of Advent Partners II Limited Partnership, Advent Partners DMC III Limited Partnership, Advent Partners GPE-IV Limited Partnership, Advent Partners GPE-III Limited Partnership, Advent Partners (NA) GPE-III Limited Partnership and Advent International Limited Partnership, which is in turn the general partner of Global Private Equity III Limited Partnership, Global Private Equity IV Limited Partnership, Advent PGGM Global Limited Partnership, Digital Media & Communications III Limited Partnership, Digital Media & Communications III-A Limited Partnership, Digital Media & Communications III-B Limited Partnership, Digital Media & Communications III-C Limited Partnership, Digital Media & Communications III-D C.V., Digital Media & Communications III-E C.V., and Advent Energy II Limited Partnership. We refer to these entities as the Advent funds.

        The shares reflected as beneficially owned by Waddell & Reed Financial, Inc. ("WDR") are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company ("IICO"), an investment advisory subsidiary of WDR or Waddell & Reed Investment Management Company ("WRIMCO"), an investment advisory subsidiary of Waddell & Reed, Inc. ("WRI"), based upon information provided in a Schedule 13G filed by WDR with the SEC on February 1, 2008. WRI is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc., a parent holding company ("WRFSI"). In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grant IICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner.

        The number of shares reflected as beneficially owned by Third Point LLC is based upon information provided in a Schedule 13G filed by Third Point with the SEC on March 12, 2008, Amendment No. 1 filed on January 5, 2009, and Amendment No. 2 filed on February 16, 2010.

        The number of shares reflected as beneficially owned by Cadian Capital Management, LLC is based upon information provided in a Schedule 13G filed by Cadian with the SEC on January 15, 2010.

        The number of shares reflected as beneficially owned by Alydar Partners, LLC is based upon information provided in a Schedule 13G filed by Alydar with the SEC on February 16, 2007, Amendment No l. filed on April 29, 2009, and Amendment No. 2 filed on February 16, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. These executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such forms furnished to us and written representations that no other reports were required, during fiscal 2009, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Independent Registered Public Accounting Firm Fees and Other Matters

  Audit and Related Fees

        The following table summarizes the aggregate fees billed to us by KPMG LLP, our independent registered public accounting firm, for fiscal 2009 and 2009 for audit, audit related, tax and other services (in thousands):

	KPMG LLP
Fee Category	Fiscal 2009	Fiscal 2008
Audit Fees	$5,052	$9,911
All other fees	—	77

Total Fees	$5,052	$9,988

        "Audit Fees" consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

        In fiscal 2009 and 2008, all fees described above were pre-approved by the audit committee in accordance with the audit committee's pre-approval policies and procedures.

        On January 10, 2008, Deloitte & Touche LLP ("Deloitte"), at that time our independent registered public accounting firm, informed our audit committee that Deloitte was declining to stand for re-appointment for the fiscal 2008 audit. This decision did not impact Deloitte's engagement to complete the audit of our consolidated financial statements as of June 30, 2006 and 2007 and for each of the three years in the period ending June 30, 2007. In addition, Deloitte agreed to be engaged for the review of our interim consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.

        The previously issued Deloitte audit report on our consolidated financial statements as of and for the fiscal years ended June 30, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, such report included an explanatory paragraph which indicated that, as described in Note 17 to such financial statements, our financial statements as of June 30, 2005 and 2006 and for each of the three years in the period ended June 30, 2006 had been restated.

        During the fiscal years ended June 30, 2006 and 2007 and through the subsequent interim period through January 10, 2008, there was no disagreement between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its audit report.

        There were no "reportable events" (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended June 30, 2006 and 2007 or the subsequent interim periods through December 31, 2007, except for the material weaknesses in our internal control over financial reporting as of June 30, 2006 that we reported in "Item 9A. Controls and Procedures," including "Management's Report on Internal Control Over Financial Reporting (as Revised)" therein, of our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2006, which should no longer be relied upon. In addition, reportable events would include material weaknesses existing as of June 30, 2007. The material weaknesses previously reported as of June 30, 2006 were as follows:

  •
  inadequate and ineffective controls over the periodic financial close process;

  •
  inadequate and ineffective controls in the accounts receivable function over the process to record customer invoice payments timely and accurately;

  •
  inadequate and ineffective controls over the accounting for income taxes;

  •
  inadequate and ineffective controls over accrual of goods and services received;

  •
  inadequate and ineffective controls over the calculation and review of forfeiture rates affecting stock-based compensation expense; and

  •
  inadequate and ineffective controls over the accounting for foreign currency transactions related to the consolidation of our foreign subsidiaries.

        On March 12, 2008, the audit committee appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008. During the fiscal years ended June 30, 2006 and June 30, 2007, the quarterly periods ended September 30, 2007 and December 31, 2007 through March 11, 2008, we did not consult with KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the company's financial statements; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as described in Item 304(a)(1)(v).

  Audit Committee Pre-Approval Policies and Procedures

        The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee, except that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, NY 11717, or contact our Secretary at Aspen Technology, Inc. 200 Wheeler Road, Burlington, Massachusetts 01803. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS

        Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Frederic G. Hammond
Secretary
March 15, 2010

        A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2009, AS FILED WITH THE SEC, IS BEING FURNISHED TO STOCKHOLDERS CONCURRENTLY HEREWITH. A STOCKHOLDER MAY SUBMIT A WRITTEN REQUEST FOR AN ADDITIONAL COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2009 TO OUR SECRETARY AT ASPEN TECHNOLOGY, INC., 200 WHEELER ROAD, BURLINGTON, MASSACHUSETTS 01803.

APPENDIX A

ASPEN TECHNOLOGY, INC.
2010 EQUITY INCENTIVE PLAN

1.     GENERAL.

        (a)    Definitions.    Certain terms used in this Aspen Technology, Inc. 2010 Equity Incentive Plan are defined in Section 13.

        (b)    Eligible Award Recipients.    The persons eligible to receive Awards are Employees, Directors and Consultants.

        (c)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

        (d)    Purpose.    The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

2.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  to determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award;

           (ii)  to construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration, it being understood that, among other things, the Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective;

         (iii)  to settle all controversies regarding the Plan and Awards granted under it;

          (iv)  to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest;

           (v)  to suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;

          (vi)  to amend the Plan in any respect the Board deems necessary or advisable, including by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law, provided, however, that, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan and provided further that, except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing;

         (vii)  to submit any amendment to the Plan for stockholder approval, including any amendment to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3;

        (viii)  to approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant's rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing and provided further that, notwithstanding any of the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code;

          (ix)  generally, to exercise such powers and to perform such acts that the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards; and

           (x)  to adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

        (c)    Delegation to Committee.

            (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

            (ii)    Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

        (d)    Delegation to an Officer.    The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are providing Continuous Service to the Company or any of its Subsidiaries who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value pursuant to Section 13(u)(iii).

        (e)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (f)    Cancellation and Re-Grant of Stock Awards.    Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards to be granted under the Plan or any other equity compensation plan of the Company, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

3.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed 7,000,000 shares. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of the Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Marketplace Rule 4350(i)(1)(A)(iii), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable stock exchange rules, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

        (b)    Reversion of Shares to the Share Reserve.    If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

        (c)    Incentive Stock Option Limit.    Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 7,000,000 shares of Common Stock.

        (d)    Source of Shares.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any "parent" of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as "service recipient stock" under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

        (c)    Section 162(m) Limitation on Annual Grants.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Participant shall be eligible to be granted during any calendar year Options, Stock Appreciation Rights and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted covering more than 3,500,000 shares of Common Stock.

5.     PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

        Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

        (b)    Exercise Price.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Reorganization Event and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

        (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

            (i)  by cash, check, bank draft or money order payable to the Company;

           (ii)  pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

         (iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

          (iv)  if the option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; or

           (v)  in any other form of legal consideration that may be acceptable to the Board.

        (d)    Exercise and Payment of a SAR.    To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

        (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

            (i)    Restrictions on Transfer.    An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

            (ii)    Domestic Relations Orders.    Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

            (iii)    Beneficiary Designation.    Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

        (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

        (h)    Extension of Termination Date.    If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant's Continuous Service would violate the Company's insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

        (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

        (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant's Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

        (k)    Non-Exempt Employees.    No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant's death or Disability, (ii) upon a Reorganization Event in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control Event, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement or in another applicable agreement or in accordance with the Company's then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

6.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company's Bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the

    Company or an Affiliate, or (C) any other form of legal consideration, including future services, that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

            (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

            (iii)    Termination of Participant's Continuous Service.    If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

            (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

            (v)    Dividends.    A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

            (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

            (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

            (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

            (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

            (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

            (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

  (c)    Performance Awards.

            (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The maximum number of shares covered by a Performance Stock Award that may be granted to any Participant in a calendar year shall not exceed 3,500,000 shares of Common Stock. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

            (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. In any calendar year, the Committee may not grant to any Participant a Performance Cash Award that has a maximum value that may be paid to such Participant in excess of $3,000,000. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

            (iii)    Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as "performance-based compensation" thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, or (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the

    Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

        (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

        (c)    No Obligation to Notify or Minimize Taxes.    The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.     MISCELLANEOUS.

        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

        (b)    Corporate Action Constituting Grant of Stock Awards.    Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

        (c)    Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (e)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (f)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including legends restricting the transfer of the Common Stock.

        (g)    Withholding Obligations.    Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

        (h)    Electronic Delivery.    Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

        (i)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

        (j)    Compliance with Section 409A.    To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded and a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a "separation from service" before a date that is six months following the date of such Participant's "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death.

9.     ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

        (a)    Changes in Capitalization.    In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4(c) and 6(c)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

  (b)    Reorganization and Change in Control Events

    (i)
    Effect on Options

              (1)    Reorganization Event.    Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall become immediately exercisable in full if, following the consummation of such transaction but on or prior to the first anniversary of the date of the consummation of the Reorganization Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

              For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

              Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, the Board shall, upon written notice to the Participants, provide that, subject to the consummation of the Reorganization Event, all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, subject to the consummation of the Reorganization Event, in exchange therefor, a cash payment equal to the amount (if any) by which (1) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (2) the aggregate exercise price of such Options.

              (2)    Change in Control Event that is not a Reorganization Event.    Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each such Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

    (ii)

    (ii)    Effect on Stock Awards Other than Options

              (1)    Reorganization Event that is not a Change in Control Event.    Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Stock Award other than an Option shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Stock Award.

              (2)    Change in Control Event.    Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Stock Award other than an Option or any other agreement between a Participant and the Company, each such Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

10.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

11.   EFFECTIVE DATE OF PLAN.

        This Plan shall become effective on the Effective Date.

12.   CHOICE OF LAW.

        The law of the Commonwealth of Massachusetts shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules. Any action, suit or other legal proceeding that is commenced to resolve any matter arising under or relating to any provision of the Plan (or any agreement issued or entered into in connection therewith) shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and the Company and each Participant consents to the jurisdiction of such a court. The Company and each Participant irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of the Plan (or any agreement issued or entered into in connection therewith).

13.   DEFINITIONS.

        As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

        (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)   "Award" means a Stock Award or a Performance Cash Award.

        (c)   "Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification 718 "Compensation—Stock Compensation." Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

        (f)    "Cause" means any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company, or (ii) willful misconduct by the Participant that affects the business reputation of the Company.

        (g)   "Change in Control Event" means:

            (i)  the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a Business Combination (as defined in subsection (iii) of this Section 13(g)) that complies with clauses (x) and (y) of subsection (iii) of this Section 13(g); or

           (ii)  such time as the Continuing Directors do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election, provided that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

         (iii)  the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include a corporation that as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination, excluding for all purposes of this clause (x) any shares of common stock or other securities of the Acquiring Corporation attributable to any such individual's or entity's ownership of securities other than Outstanding Company Common Stock or Outstanding Company Voting Securities immediately prior to the Business Combination); and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

          (iv)  the liquidation or dissolution of the Company.

        (h)   "Code" means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

        (i)    "Committee" means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

        (j)    "Common Stock" means the common stock of the Company.

        (k)   "Company" means Aspen Technology, Inc., a Delaware corporation.

        (l)    "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register the sale of the Company's securities to such person.

        (m)  "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

        (n)   "Covered Employee" shall have the meaning provided in Section 162(m)(3) of the Code.

        (o)   "Director" means a member of the Board.

        (p)   "Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

        (q)   "Effective Date" means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2010, provided that this Plan is approved by the Company's stockholders at such meeting.

        (r)   "Employee" means any person employed by the Company or an Affiliate. Service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an "Employee" for purposes of the Plan.

        (s)   "Entity" means a corporation, partnership, limited liability company or other entity.

        (t)    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        (u)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination (or if such day of determination does not fall on a market trading day, then the last market trading day prior to the day of determination), as reported in a source the Board deems reliable.

           (ii)  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (iii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

        (v)   "Good Reason" means any significant diminution in the Participant's title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be.

        (w)  "Incentive Stock Option" means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

        (x)   "Non-Employee Director" means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (y)   "Nonstatutory Stock Option" means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

        (z)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

        (aa) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

        (bb) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (cc) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (dd) "Other Stock Award" means an award based in whole or in part by reference to the Common Stock that is granted pursuant to the terms and conditions of Section 6(d).

        (ee) "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)  "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (gg) A person or Entity shall be deemed to "Own" or to have "Owned" securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        (hh) "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (ii)   "Performance Cash Award" means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

        (jj)  "Performance Criteria" means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average equity; (vi) return on sales, assets, equity, investment or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) pre-tax or after-tax income,; (x) operating income; (xi) net operating profit after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income, operating income or earnings; (xxxii) billings; (xxxiii) regulatory compliance; (xxxiv) improvement of financial ratings, (xxxv) achievement of balance sheet or income statement objectives, or (xxxvi) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

        (kk) "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and/or the award of bonuses under the Company's bonus plans; and (10) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

        (ll)   "Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

        (mm)  "Performance Stock Award" means a Stock Award granted under the terms and conditions of Section 6(c)(i).

        (nn) "Plan" means this Aspen Technology, Inc. 2010 Equity Incentive Plan.

        (oo) "Reorganization Event" means the consummation of:

            (i)  any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock is converted into or exchanged for the right to receive cash, securities or other property;

           (ii)  any exchange of all of the Common Stock for cash, securities or other property pursuant to a share exchange transaction; or

         (iii)  any liquidation or dissolution of the Company.

        (pp) "Restricted Stock Award" means an award of shares of Common Stock that is granted pursuant to the terms and conditions of Section 6(a).

        (qq) "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (rr)  "Restricted Stock Unit Award" means a right to receive shares of Common Stock that is granted pursuant to the terms and conditions of Section 6(b).

        (ss) "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

        (tt)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (uu) "Securities Act" means the Securities Act of 1933, as amended.

        (vv) "Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

        (ww)  "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

        (xx) "Stock Award" means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

        (yy) "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (zz) "Subsidiary" means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

        (aaa)   "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

* * * *

Aspen Technology, Inc.

Proxy Solicited on behalf of the Board of Directors for
Annual Meeting of Stockholders to be held April 15, 2010

The undersigned hereby authorizes and appoints Mark E. Fusco, Mark P. Sullivan and Frederic G. Hammond, and each of them, as proxies with full power of substitution, to vote all shares of common stock, par value $0.10 per share, of Aspen Technology, Inc. (the “Company”), held of record by the undersigned as of the close of business on March 5, 2010, at the Annual Meeting of Stockholders to be held on Thursday, April 15, 2010 at 10:00 a.m. EDT at the offices of Cooley Godward Kronish LLP, 500 Boylston Street, 14th Floor, Boston, Massachusetts, and at any adjournments thereof, on all matters that may properly come before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE SPECIFIED NOMINEE IN PROPOSAL ONE, AND FOR PROPOSAL TWO,   AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENTS THEREOF:

Continued and to be signed on reverse side

ASPEN TECHNOLOGY, INC
200 WHEELER ROAD
BURLINGTON, MA 01803

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ASPENTECH KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASPEN TECHNOLOGY, INC.

	For All	Withhold All	For All Except
PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

1. Nominee Mark E. Fusco	☐	☐	☐

2. Nominee Gary E. Haroian	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

PROPOSAL 2: ADOPTION OF STOCK INCENTIVE PLAN

FOR:	☐

AGAINST:	☐

ABSTAIN:	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date      Signature (Joint Owners)         Date